                                                                    EXHIBIT 10.4










                           EMPLOYEE BENEFITS AGREEMENT

                                     BETWEEN

                        NATIONAL SERVICE INDUSTRIES, INC.

                                       AND

                               ACUITY BRANDS, INC.























                   Dated as of the 30th day of November, 2001

                           EMPLOYEE BENEFITS AGREEMENT


                                TABLE OF CONTENTS



ARTICLE I DEFINITIONS AND REFERENCES..............................................................................2
     1.1      DEFINITIONS.........................................................................................2
              (a)     Action......................................................................................2
              (b)     Agreement...................................................................................2
              (c)     Annual Incentive Plan.......................................................................2
              (d)     ASO Contract................................................................................2
              (e)     Award.......................................................................................2
              (f)     Close of the Distribution Date..............................................................2
              (g)     Code........................................................................................3
              (h)     Conversion Formula..........................................................................3
              (i)     Corporate Office............................................................................3
              (j)     Deferred Compensation Plans.................................................................3
              (k)     Distribution................................................................................3
              (l)     Distribution Agreement......................................................................3
              (m)     Distribution Date...........................................................................4
              (n)     ERISA.......................................................................................4
              (o)     Executive Programs..........................................................................4
              (p)     Foreign Plan................................................................................4
              (q)     Governmental Authority......................................................................4
              (r)     Granted Restricted Stock....................................................................4
              (s)     Group Insurance Policy......................................................................4
              (t)     Health and Welfare Plans....................................................................5
              (u)     HMO.........................................................................................5
              (v)     HMO Agreements..............................................................................5
              (w)     Immediately after the Distribution Date.....................................................5
              (x)     Individual Agreement........................................................................5
              (y)     Liabilities.................................................................................5
              (z)     Long-Term Incentive Plan....................................................................6
              (aa)    Master Pension Trust........................................................................6
              (bb)    Master Savings Trust........................................................................6
              (cc)    Material Feature............................................................................6
              (dd)    NSI Common Stock............................................................................6
              (ee)    NSI Executive...............................................................................7
              (ff)    NSI Group...................................................................................7
              (gg)    Participating Company.......................................................................7
              (hh)    Person......................................................................................7
              (ii)    Plan........................................................................................7
              (jj)    Reimbursement Plans.........................................................................7
              (kk)    Retained Corporate Employee.................................................................7
              (ll)    Savings Plans...............................................................................8
              (mm)    Spinco Business.............................................................................8
              (nn)    Spinco Common Stock.........................................................................8
              (oo)    Spinco Group................................................................................8
              (pp)    Spinco Mirror Plan..........................................................................8
              (qq)    Spinco Pension Plans........................................................................8
              (rr)    Spinco Stand-Alone Plan.....................................................................8
              (ss)    Stock Incentive Plan........................................................................8
              (tt)    Subsidiary..................................................................................9
              (uu)    Transferred Individual......................................................................9
              (vv)    Transition Services Agreement..............................................................10

                           EMPLOYEE BENEFITS AGREEMENT


              (ww)    Ungranted Restricted Stock.................................................................10
     1.2      REFERENCES.........................................................................................11

ARTICLE II GENERAL PRINCIPLES....................................................................................12
     2.1      ASSUMPTION OF LIABILITIES..........................................................................12
     2.2      SPINCO GROUP PARTICIPATION IN NSI PLANS............................................................12
              (a)     Participation in NSI Plans.................................................................12
              (b)     NSI's General Obligations as Plan Sponsor..................................................12
              (c)     Spinco's General Obligations as Participating Company......................................12
              (d)     Termination of Participating Company Status................................................13
     2.3      ESTABLISHMENT OR ASSUMPTION OF THE SPINCO PLANS....................................................13
              (a)     Assumption of Spinco Stand-Alone Plans.....................................................13
              (b)     Establishment of Spinco Mirror Plans.......................................................13
     2.4      TERMS OF PARTICIPATION BY TRANSFERRED INDIVIDUALS..................................................13

ARTICLE III DEFINED BENEFIT PLANS................................................................................15
     3.1      ASSUMPTION OF PENSION PLANS AND LIABILITIES........................................................15
              (a)     Assumption of Spinco Pension Plans and Related Liabilities.................................15
              (b)     Transfer of Liabilities under NSI Pension Plan C...........................................15
     3.2      ESTABLISHMENT OF MIRROR PENSION TRUSTS.............................................................15
     3.3      TRANSFER OF ASSETS FROM NSI MASTER PENSION TRUST...................................................15
              (a)     Pension Plan Asset Transfer................................................................15
              (b)     Transfer of Specific Assets................................................................16
     3.4      GOVERNMENTAL COMPLIANCE............................................................................16

ARTICLE IV DEFINED CONTRIBUTION PLANS............................................................................17
     4.1      SAVINGS PLANS......................................................................................17
              (a)     Assumption of Spinco Savings Plans and Related Liabilities.................................17
              (b)     Transfer of Liabilities under NSI Corporate 401(k) Plan....................................17
              (c)     Savings Plan Trust.........................................................................17
              (d)     Transfer of Assets.........................................................................17
              (e)     Specific Stock Funds in the NSI and Spinco Savings Plans...................................18
     4.2      NON-EMPLOYER STOCK FUND PROCEDURES.................................................................18
              (a)     Application of Procedures..................................................................18
              (b)     Right of First Refusal and Notice Procedures...............................................19
              (c)     Procedures After Notice is Given...........................................................19

ARTICLE V HEALTH AND WELFARE PLANS...............................................................................20
     5.1      ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES..................................................20
              (a)     Assumption by Spinco.......................................................................20
              (b)     Certain Audit Procedures with Respect to Health and Welfare Plans..........................20
     5.2      VENDOR CONTRACTS...................................................................................21
              (a)     ASO Contracts, Group Insurance Policies, HMO Agreements, and Letters of Understanding......21
              (b)     Payment and Effect of Change in Rates......................................................22
     5.3      NSI SHORT-TERM DISABILITY ARRANGEMENTS.............................................................22
     5.4      RETIREE HEALTH AND LIFE INSURANCE BENEFITS.........................................................23
     5.5      COBRA AND HIPAA....................................................................................23
     5.6      LEAVE OF ABSENCE PROGRAMS..........................................................................23
     5.7      POST-DISTRIBUTION  TRANSITIONAL ARRANGEMENTS.......................................................23
              (a)     Continuance of Elections, Co-Payments, and Maximum Benefits................................23
              (b)     Administration.............................................................................24
              (c)     NSI Reimbursement Plans....................................................................25

                           EMPLOYEE BENEFITS AGREEMENT

     5.8      APPLICATION OF ARTICLE V TO THE SPINCO GROUP.......................................................25

ARTICLE VI EXECUTIVE PROGRAMS....................................................................................27
     6.1      ASSUMPTION OF OBLIGATIONS..........................................................................27
     6.2      ANNUAL INCENTIVE AWARDS............................................................................27
     6.3      LONG-TERM INCENTIVE PLAN...........................................................................27
              (a)     Award 4 (for the performance period 9/1/99-8/31/02)........................................27
              (b)     Stock Options..............................................................................27
              (c)     Restricted Stock Awards....................................................................28
     6.4      EMPLOYEE STOCK PURCHASE PLAN.......................................................................29
     6.5      DEFERRED COMPENSATION PLANS........................................................................29
              (a)     Assumption or Establishment of Spinco Deferred Compensation Plans..........................29
              (b)     Transfer of Corporate-Owned Life Insurance.................................................30
     6.6      SUPPLEMENTAL RETIREMENT BENEFIT PLANS..............................................................30
     6.7      BENEFITS PROTECTION TRUST AND EXECUTIVE BENEFITS TRUST.............................................30
     6.8      SEVERANCE PROTECTION AGREEMENTS....................................................................30
     6.9      EMPLOYMENT AGREEMENTS..............................................................................31
     6.10     AUTOMOBILE PROGRAM.................................................................................31
     6.11     OTHER EXECUTIVE BENEFITS/PROGRAMS..................................................................31
     6.12     NON-EMPLOYEE DIRECTOR BENEFITS.....................................................................31
              (a)     Non-Employee Director Deferred Stock Unit Plan.............................................31
              (b)     Non-Employee Directors' Stock Option Plan..................................................31

ARTICLE VII GENERAL..............................................................................................33
     7.1      PAYMENT OF AND ACCOUNTING TREATMENT FOR EXPENSES AND BALANCE SHEET AMOUNTS.........................33
              (a)     Expenses...................................................................................33
              (b)     Balance Sheet Amounts......................................................................33
     7.2      SHARING OF PARTICIPANT INFORMATION.................................................................33
     7.3      RESTRICTIONS ON EXTENSION OF OPTION EXERCISE PERIODS, AMENDMENT OR MODIFICATION OF
              OPTION TERMS AND CONDITIONS........................................................................33
     7.4      REPORTING AND DISCLOSURE AND COMMUNICATIONS TO PARTICIPANTS........................................34
     7.5      PLAN AUDITS........................................................................................34
              (a)     Audit Rights with Respect to the Allocation or Transfer of Plan Assets.....................34
              (b)     Audit Rights With Respect to Information Provided..........................................35
              (c)     Audits Regarding Vendor Contracts..........................................................35
              (d)     Audit Assistance...........................................................................35
     7.6      BENEFICIARY DESIGNATIONS/RELEASE OF INFORMATION/RIGHT TO REIMBURSEMENT.............................36
     7.7      REQUESTS FOR INTERNAL REVENUE SERVICE RULINGS AND UNITED STATES DEPARTMENT OF LABOR OPINIONS.......36
     7.8      FIDUCIARY AND RELATED MATTERS......................................................................36
     7.9      NO THIRD-PARTY BENEFICIARIES; NON-TERMINATION OF EMPLOYMENT........................................36
     7.10     COLLECTIVE BARGAINING..............................................................................37
     7.11     CONSENT OF THIRD PARTIES...........................................................................37
     7.12     FOREIGN PLANS......................................................................................37
     7.13     EFFECT IF DISTRIBUTION DOES NOT OCCUR..............................................................37
     7.14     RELATIONSHIP OF PARTIES............................................................................37
     7.15     AFFILIATES.........................................................................................38
     7.16     DISPUTE RESOLUTION.................................................................................38
     7.17     INDEMNIFICATION....................................................................................38
     7.18     W-2 MATTERS........................................................................................40
     7.19     CONFIDENTIALITY....................................................................................40
     7.20     NOTICES............................................................................................40
     7.21     INTERPRETATION.....................................................................................40
     7.22     SEVERABILITY.......................................................................................40
     7.23     GOVERNING LAW/EXECUTION............................................................................41

                           EMPLOYEE BENEFITS AGREEMENT

         THIS EMPLOYEE BENEFITS AGREEMENT, dated as of the 30th day of November, 2001, is by and between National Service Industries, Inc., a Delaware corporation ("NSI" or the "Corporation"), and Acuity Brands, Inc., a Delaware corporation ("Spinco").

         WHEREAS, NSI's Board of Directors has determined that separation from the Corporation of substantially all of the Corporation's lighting equipment and chemicals assets and businesses and public ownership of such assets and businesses is in the best interests of NSI and its stockholders; and

         WHEREAS, NSI has consolidated the assets and operations of substantially all of the lighting equipment and chemicals businesses owned by it and its Subsidiaries into Spinco and its Subsidiaries; and

         WHEREAS, NSI intends to accomplish the separation of Spinco through a distribution of the stock of Spinco to the stockholders of NSI that is intended to be tax free pursuant to section 355 of the Internal Revenue Code of 1986, as amended (the "Distribution"); and

         WHEREAS, NSI and Spinco have entered into an Agreement and Plan of Distribution, dated as of November 30, 2001 (the "Distribution Agreement"), and several other agreements that will govern certain matters relating to the Distribution and the relationship of NSI and Spinco and their respective Subsidiaries following the Distribution; and

         WHEREAS, pursuant to the Distribution Agreement, NSI and Spinco have agreed to enter into this Agreement for the purpose of allocating assets, liabilities, and responsibilities with respect to certain employee compensation and benefit plans and programs between them.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Distribution Agreement, the parties agree as follows:

                      ARTICLE I DEFINITIONS AND REFERENCES


1.1      DEFINITIONS

         For purposes of this Agreement, capitalized terms used (other than the formal names of NSI Plans (as defined below)) and not otherwise defined shall have the respective meanings assigned to them below or as assigned to them in the Distribution Agreement (as defined above):

         (A)      ACTION

         "Action" means any demand, action, cause of action, suit, countersuit, arbitration, inquiry, proceeding, or investigation by or before any Governmental Authority or any arbitration or mediation tribunal, pending or threatened, known or unknown.

         (B)      AGREEMENT

         "Agreement" means this Employee Benefits Agreement, including all the attached Appendices.

         (C)      ANNUAL INCENTIVE PLAN

         "Annual Incentive Plan," when immediately preceded by "NSI" means the National Service Industries, Inc. Management Compensation and Incentive Plan, and any other short-term compensation, bonus, or incentive compensation programs established or maintained by the NSI Group. When immediately preceded by "Spinco," "Annual Incentive Plan" means any short-term compensation, bonus, or incentive compensation programs to be established or maintained by Spinco pursuant to Section 2.3.

         (D)      ASO CONTRACT

         "ASO Contract" means an administrative services contract, related prior practice, or related understanding with a third-party administrator that pertains to any NSI Health and Welfare Plan or any Spinco Health and Welfare Plan.

         (E)      AWARD

         "Award" means a long-term or short-term award under a Long-Term Incentive Plan or a Short-Term Incentive Plan or, as the context or facts may require, any other award under another incentive or special bonus, incentive, or award program or arrangement.

         (F)      CLOSE OF THE DISTRIBUTION DATE

         "Close of the Distribution Date" means 11:59 P.M., Eastern Time, on the Distribution Date.

         (G)      CODE

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

         (H)      CONVERSION FORMULA

         "Conversion Formula" means the appropriate formula which shall be applied in adjusting the exercise price and award size of NSI options under the NSI Stock Incentive Plans and in determining the exercise price and number of Spinco options under the Spinco Stock Incentive Plans. The Conversion Formula shall be based on the closing per share prices of NSI Common Stock (with a due bill) and Spinco Common Stock (on a when-issued basis) as traded on the New York Stock Exchange on the Distribution Date or such other prices as jointly agreed upon by Spinco and NSI, and shall be determined and applied in such a manner as to maintain (1) the aggregate spread (or, if there is no such spread, the economic value) of such options, which is the difference between the exercise price per share of NSI Common Stock covered by the option and the price per share of NSI Common Stock (with a due bill) immediately preceding the Distribution, multiplied by the total number of shares covered by the option; and (2) the ratio of the exercise price per share covered by the option to the price per share of NSI Common Stock (with a due bill) immediately preceding the Distribution.

         (I)      CORPORATE OFFICE

         "Corporate Office" means the corporate office of NSI, including certain individuals employed by National Service Industries, Inc., a California corporation and Spinco.

         (J)      DEFERRED COMPENSATION PLANS

         "Deferred Compensation Plans," when immediately preceded by "NSI" means the National Service Industries, Inc. Supplemental Deferred Savings Plan, the National Service Industries, Inc. Senior Management Benefit Plan, National Service Industries, Inc. Executive Savings Plan and the National Service Industries, Inc. Executives' Deferred Compensation Plan. When immediately preceded by "Spinco," "Deferred Compensation Plans" means the executive deferred compensation plans to be assumed, established or maintained by Spinco pursuant to Section 2.3.

         (K)      DISTRIBUTION

         "Distribution" has the meaning given that term under the Distribution Agreement.

         (L)      DISTRIBUTION AGREEMENT

         "Distribution Agreement" is defined in the preamble of this Agreement.

         (M)      DISTRIBUTION DATE

         "Distribution Date" has the meaning given that term under the Distribution Agreement.

         (N)      ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.

         (O)      EXECUTIVE PROGRAMS

         "Executive Programs," when immediately preceded by "NSI" means the executive benefit and nonqualified plans, programs, and arrangements established, maintained, agreed upon, or assumed by a member of the NSI Group for the benefit of employees and former employees of members of the NSI Group before the Close of the Distribution Date. When immediately preceded by "Spinco," "Executive Programs" means the executive benefit plans and programs to be established, assumed or maintained by Spinco or a member of the Spinco Group, including those plans and programs listed and designated as such in Appendix B.

         (P)      FOREIGN PLAN

         "Foreign Plan," when immediately preceded by "NSI," means a Plan maintained by the NSI Group or when immediately preceded by "Spinco," a plan to be established or which is maintained by the Spinco Group, in either case for the benefit of employees who are compensated under a payroll which is administered outside the 50 United States, its territories and possessions, and the District of Columbia, including those Plans described in Appendix D.

         (Q)      GOVERNMENTAL AUTHORITY

         "Governmental Authority" means any federal, state, local, foreign, or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, or governmental authority, including the Department of Labor, the Securities and Exchange Commission, the Internal Revenue Service, and the Pension Benefit Guaranty Corporation.

         (R)      GRANTED RESTRICTED STOCK

         "Granted Restricted Stock" is defined in Section 6.3(c)(1).

         (S)      GROUP INSURANCE POLICY

         "Group Insurance Policy" means a group insurance policy issued in connection with any NSI Health and Welfare Plan or any Spinco Health and Welfare Plan, as applicable.

         (T)      HEALTH AND WELFARE PLANS

         "Health and Welfare Plans," when immediately preceded by "NSI" means the health and welfare benefit plans, programs, and policies (including the Reimbursement Plans) which are sponsored by NSI. When immediately preceded by "Spinco," "Health and Welfare Plans" means the benefit plans, programs, and policies (including the Reimbursement Plans) corresponding to those plans, programs, and policies sponsored by NSI as of the Distribution Date, including those plans, programs, and policies listed in Appendix C to this Agreement which will be sponsored by a member of the Spinco Group Immediately after the Distribution Date.

         (U)      HMO

         "HMO" means a health maintenance organization that provides benefits under the NSI Health and Welfare Plans or the Spinco Health and Welfare Plans, as applicable.

         (V)      HMO AGREEMENTS

         "HMO Agreements" means contracts, letter agreements, practices, and understandings with HMOs that provide medical, dental, prescription drug, or vision services under the NSI Health and Welfare Plans and the Spinco Health and Welfare Plans, as applicable.

         (W)      IMMEDIATELY AFTER THE DISTRIBUTION DATE

         "Immediately after the Distribution Date" means 12:00 A.M., Eastern Time, on the day after the Distribution Date.

         (X)      INDIVIDUAL AGREEMENT

         "Individual Agreement" means an individual contract or agreement (whether written or unwritten) entered into between a member of the NSI Group or a member of the Spinco Group and any employee or individual who will be an employee of, or otherwise assigned to, the Spinco Group Immediately after the Distribution Date that establishes the right of such individual to special compensation or benefits, special bonuses, supplemental pension benefits, hiring bonuses, loans, guaranteed payments, special allowances, tax equalization payments, special expatriate compensation payments, disability benefits, or other forms of compensation and benefits.

         (Y)      LIABILITIES

         "Liabilities" means any and all losses, claims, charges, debts, premiums, demands, actions, costs, and expenses (including any current or future benefit payments or other entitlements, and administrative and related costs and expenses of any Plan, program, service or consulting agreement, or arrangement), of any nature whatsoever, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whether or not imposed or determined by a court, whenever arising.

         (Z)      LONG-TERM INCENTIVE PLAN

         "Long-Term Incentive Plan," when immediately preceded by "NSI" means the National Service Industries, Inc. Long-Term Achievement Incentive Plan, the National Service Industries, Inc. Long-Term Incentive Program, and any other long-term incentive plans established or maintained by a member of the NSI Group. When immediately preceded by "Spinco," "Long-Term Incentive Plan" means the long-term incentive plan to be established or assumed by Spinco pursuant to
Section 2.3.

         (AA)     MASTER PENSION TRUST

         "Master Pension Trust," when immediately preceded by "NSI," means the trust evidenced by the National Service Industries, Inc. Defined Benefit Plans Master Trust Agreement, as amended from time to time, and currently associated with the defined benefit plans that are sponsored by NSI or one of its affiliates. When immediately preceded by "Spinco," "Master Pension Trust" means the trust to be established or maintained by Spinco pursuant to Section 3.2 that corresponds to the NSI Master Pension Trust and that will be associated with the Spinco Pension Plans.

         (BB)     MASTER SAVINGS TRUST

         "Master Savings Trust," when immediately preceded by "NSI," means the trust evidenced by the National Service Industries, Inc. Defined Contribution Plans Master Trust Agreement, as amended from time to time, and currently associated with the defined contribution plans that are sponsored by NSI or one of its affiliates. When immediately preceded by "Spinco," "Master Savings Trust" means the trust to be established or maintained by Spinco pursuant to Section
4.1 that corresponds to the NSI Master Savings Trust and that will be associated with the Spinco Savings Plans.

         (CC)     MATERIAL FEATURE

         "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance to the sponsoring employer or the participants and beneficiaries of the Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided by the employer under such Plan and the amount or level of contributions, if any, required or permitted to be made by participants (or their dependents or beneficiaries) to such Plan.

         (DD)     NSI COMMON STOCK

         "NSI Common Stock" has the same meaning as the term "Parent Common Stock" under the Distribution Agreement.

         (EE)     NSI EXECUTIVE

         "NSI Executive" means an employee or former employee of a member of the NSI Group or a member of the Spinco Group who, as of the Close of the Distribution Date, is or was eligible to participate in or receive a benefit under any NSI Executive Program.

         (FF)     NSI GROUP

         "NSI Group" has the same meaning as the term "Parent Group" under the Distribution Agreement.

         (GG)     PARTICIPATING COMPANY

         "Participating Company" means any Person (other than an individual) that is participating in a Plan sponsored by a member of the NSI Group or a member of the Spinco Group, as the context requires.

         (HH)     PERSON

         "Person" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity, or any Governmental Authority.

         (II)     PLAN

         "Plan," when immediately preceded by "NSI" or "Spinco," means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy, or other agreement or funding vehicle, whether written or unwritten, providing benefits to employees or former employees of the NSI Group or the Spinco Group, as applicable.

         (JJ)     REIMBURSEMENT PLANS

         "Reimbursement Plans," when immediately preceded by "NSI," means the NSI Health Care Flexible Spending Account and the NSI Dependent Care Flexible Spending Account, as applicable. When immediately preceded by "Spinco," "Reimbursement Plans" means the health care flexible spending account plan and the dependent care flexible spending account plan to be established or maintained by Spinco pursuant to Section 2.3 that corresponds to the corresponding NSI Reimbursement Plans.

         (KK)     RETAINED CORPORATE EMPLOYEE

         "Retained Corporate Employee" means an employee of the Corporate Office who, pursuant to an agreement between NSI and Spinco, is designated to remain an employee of NSI or a member of the NSI Group after the Distribution.

         (LL)     SAVINGS PLANS

         "Savings Plans," when immediately preceded by "NSI," means the defined contribution plans that are sponsored by a member of the NSI Group other than the Spinco Savings Plans. When immediately preceded by "Spinco," "Savings Plans" means the defined contribution plans listed in Appendix A to this Agreement that will be sponsored by a member of the Spinco Group for periods immediately after the Distribution Date.

         (MM)     SPINCO BUSINESS

         "Spinco Business" has the meaning given that term under the Distribution Agreement.

         (NN)     SPINCO COMMON STOCK

         "Spinco Common Stock" has the meaning given that term under the Distribution Agreement.

         (OO)     SPINCO GROUP

         "Spinco Group" has the meaning given that term under the Distribution Agreement.

         (PP)     SPINCO MIRROR PLAN

         "Spinco Mirror Plan" means any of the Spinco Health and Welfare Plans, and any Spinco Executive Program that will be substantially similar to an NSI Executive Program, as set forth on Appendix B hereto.

         (QQ)     SPINCO PENSION PLANS

         "Spinco Pension Plans," means the defined benefit pension plans listed and further defined in Appendix A to this Agreement that will be sponsored by a member of the Spinco Group for periods immediately after the Distribution Date.

         (RR)     SPINCO STAND-ALONE PLAN

         "Spinco Stand-Alone Plan" means any Plan maintained by NSI or an affiliate of NSI, that, no later than the Close of the Distribution Date, will be assumed, sponsored and maintained by Spinco or a member of the Spinco Group for the exclusive benefit of Transferred Individuals, including but not limited to the Spinco Pension Plans set forth on Appendix A, the Spinco Savings Plans set forth on Appendix A, and those Executive Plans set forth and designated as Stand-Alone Plans on Appendix B hereto.

         (SS)     STOCK INCENTIVE PLAN

         "Stock Incentive Plan," when immediately preceded by "NSI," means the National Service Industries, Inc. Long-Term Achievement Incentive Plan, the National Service Industries, Inc. Long-Term Incentive Plan, the National Service Industries, Inc. Non-Employee Directors

Stock Option Plan and any other stock-based incentive plan established or maintained by a member of the NSI Group. When immediately preceded by "Spinco," "Stock Incentive Plan" means the stock incentive plans to be established or assumed by Spinco pursuant to Section 2.3.

         (TT)     SUBSIDIARY

         "Subsidiary" of any Person means any corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is, directly or indirectly, owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power, or ability to control, that Person.

         (UU)     TRANSFERRED INDIVIDUAL

         "Transferred Individual" means any individual who, as of the Close of the Distribution Date:

         (1) is actively employed by, or on a leave of absence (including those individuals receiving short-term disability benefits and those taking leave pursuant to the Family and Medical Leave Act of 1993, as amended) from, a member of the Spinco Group (or is deemed to be so employed or on leave in accordance with an agreement between NSI and Spinco);

         (2) is actively employed by, or on a leave of absence (including those individuals receiving short-term disability benefits and those taking leave pursuant to the Family and Medical Leave Act of 1993, as amended) from, the Corporate Office, unless such individual is a Retained Corporate Employee; or

         (3) is not actively employed by, nor on a leave of absence (including those individuals receiving short-term disability benefits and those taking leave pursuant to the Family and Medical Leave Act of 1993, as amended) from, NSI or a member of the NSI Group, or Spinco or a member of the Spinco Group, and:

                  (A) whose most recent (through the Close of the Distribution Date) active employment with NSI or a past or present affiliate of NSI was with a member of the Spinco Group or the Spinco Business, or the predecessors of such business, or was with the Corporate Office; or

                  (B) who otherwise is identified pursuant to a methodology approved by NSI and Spinco, which methodology shall be consistent with the intent of the parties that former employees of NSI or a past or present affiliate of NSI and such other individuals who performed services for NSI (including non-employees) will only be aligned with

         Spinco if they provided services to the Spinco Group or Spinco Business, and, for such purposes, aligning former employees of the Corporate Office with Spinco.

         An alternate payee under a qualified domestic relations order (within the meaning of Code ss. 414(p) and ERISA ss. 206(d)), alternate recipient under a qualified medical child support order (within the meaning of ERISA ss. 609(a)), beneficiary, or covered dependent, in each case, of an employee or former employee described in (1), (2) or (3) above shall also be a Transferred Individual with respect to the interest of such alternate payee, alternate recipient, beneficiary, or covered dependent in that employee's or former employee's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary, or covered dependent shall not otherwise be considered a Transferred Individual with respect to his or her own benefits under any applicable Plans, unless he or she is a Transferred Individual by virtue of either of subparagraphs (1), (2) or (3) above. In addition, NSI and Spinco may agree to designate any other individuals, or group of individuals, as Transferred Individuals.

         Subject to the other provisions of this definition, an individual may be a Transferred Individual pursuant to this definition regardless of whether such individual is, as of the Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment, post-employment, or independent contractor status relative to NSI or Spinco or to an NSI or Spinco Plan. Transferred Individual includes any individual who is on an international assignment whether paid on a U.S. payroll or a payroll outside the U.S. if such individual otherwise falls within any of the above categories.

         Notwithstanding anything to the contrary in this definition, the term Transferred Individual under this Agreement shall not include any individual who was otherwise directly transferred from former employment with a member of the NSI Group to employment with any other Person, whether by sale or transfer of the assets and liabilities or stock of a business or otherwise, unless such individual has been re-employed as an active employee of a member of the NSI Group subsequent to such event and prior to the Close of the Distribution Date.

         Nothing contained in this Agreement shall permit, or be construed or interpreted to permit, any non-employee of NSI or Spinco to participate, at any time, in any Plan of NSI or Spinco.

         (VV)     TRANSITION SERVICES AGREEMENT

         "Transition Services Agreement" means the Transition Services Agreement entered into by NSI and Spinco governing certain matters related to the relationship of the parties after the Distribution.

         (WW)     UNGRANTED RESTRICTED STOCK

         "Ungranted Restricted Stock" is defined in Section 6.3(c)(1).

1.2      REFERENCES

         Unless the context clearly indicates otherwise, reference to a particular Article, Section, subsection or paragraph means the Article, Section, subsection or paragraph so delineated in this Agreement.

                         ARTICLE II GENERAL PRINCIPLES


2.1      ASSUMPTION OF LIABILITIES

         Except for each Liability that is expressly retained in writing by NSI or excluded in writing by NSI from those being assumed by Spinco and unless otherwise provided for elsewhere in this Agreement, Spinco hereby assumes and agrees to pay, perform, fulfill, and discharge, in accordance with their respective terms and conditions, all of the following (regardless of when or where such Liabilities arose or arise or were or are incurred): (i) all Liabilities to or relating to Transferred Individuals arising out of or resulting from employment by, or the performance of services for, a member of the NSI Group before becoming Transferred Individuals and thereafter (including Liabilities under NSI Plans and Spinco Plans), (ii) all other Liabilities to or relating to Transferred Individuals, and their dependents and beneficiaries, to the extent relating to, arising out of or resulting from future, present, or former employment with, or the provision of services for, a member of the Spinco Group or the Spinco Business (including Liabilities under NSI Plans and Spinco Plans), (iii) all Liabilities under any Individual Agreements relating to Transferred Individuals, and (iv) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities, and responsibilities expressly assumed or retained by a member of the Spinco Group or a Spinco Plan pursuant to this Agreement.

2.2      SPINCO GROUP PARTICIPATION IN NSI PLANS

         (A)      PARTICIPATION IN NSI PLANS

         Subject to the terms and conditions of this Agreement, each member of the Spinco Group that is, as of the date of this Agreement, a Participating Company in any of the NSI Plans shall continue as such through the Close of the Distribution Date unless, for periods before the Distribution Date, the parties mutually agree otherwise. Effective as of any date before the Distribution Date, a member of the Spinco Group not described in the preceding sentence may, at its request and with the consent of NSI (which consent shall not be unreasonably withheld), become a Participating Company in any or all of the NSI Plans in which Transferred Individuals participate.

         (B)      NSI'S GENERAL OBLIGATIONS AS PLAN SPONSOR

         NSI shall continue through the Close of the Distribution Date to administer, or cause to be administered, in accordance with their terms and applicable law, the NSI Plans and NSI (or its designee) shall have the sole discretion and authority to interpret the NSI Plans through such date and during any subsequent period.

         (C)      SPINCO'S GENERAL OBLIGATIONS AS PARTICIPATING COMPANY

         Spinco shall perform with respect to its participation in the NSI Plans, and shall cause each other member of the Spinco Group that is a Participating Company in any NSI Plan to perform the duties of a Participating Company as set forth in such Plans, and any written or oral procedures adopted pursuant thereto, including: (i) assisting in the administration of claims, to the extent requested by the claims administrator or plan administrator of the applicable NSI Plan, (ii) cooperating fully with NSI Plan auditors, benefit personnel and benefit vendors, (iii) preserving the confidentiality of all financial and business arrangements NSI has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom NSI has entered into an agreement relating to the NSI Plans, and (iv) preserving the confidentiality of participant health information (including health information in relation to leaves under the Family and Medical Leave Act of 1993, as amended).

         (D)      TERMINATION OF PARTICIPATING COMPANY STATUS

         Unless otherwise provided in this Agreement, to the extent applicable, effective as of the Close of the Distribution Date, Spinco and each member of the Spinco Group shall cease to be a Participating Company in any of the NSI Plans remaining with NSI, and NSI and each member of the NSI Group shall cease to be a Participating Company in any Plan assumed by Spinco or a member of the Spinco Group.

2.3      ESTABLISHMENT OR ASSUMPTION OF THE SPINCO PLANS

         (A)      ASSUMPTION OF SPINCO STAND-ALONE PLANS

         Unless otherwise provided in this Agreement, effective no later than the Close of the Distribution Date, Spinco or a member of the Spinco Group shall assume or cause to be assumed, the Spinco Stand-Alone Plans for the benefit of Transferred Individuals and other current, future and former employees of the Spinco Group. Spinco and NSI shall take all action necessary to provide for such assumption of the Spinco Stand-Alone Plans, including any necessary amendments, and the name of the Plans shall be changed as and where appropriate.

         (B)      ESTABLISHMENT OF SPINCO MIRROR PLANS

         Unless otherwise provided in this Agreement, effective no later than the Close of the Distribution Date, Spinco or a member of the Spinco Group shall adopt or cause to be adopted, the Spinco Mirror Plans for the benefit of Transferred Individuals and other current, future, and former employees of the Spinco Group. The foregoing Spinco Mirror Plans as in effect Immediately after the Distribution Date shall be substantially identical in all Material Features to the corresponding NSI Plans as in effect as of the Close of the Distribution Date.

2.4      TERMS OF PARTICIPATION BY TRANSFERRED INDIVIDUALS

         The Spinco Plans shall be, with respect to Transferred Individuals, in all respects the successors in interest to, shall recognize all rights and entitlements as of the Close of the Distribution Date under, and shall not provide benefits that duplicate benefits provided by, the corresponding NSI Plans for such Transferred Individuals. NSI and Spinco shall agree on methods and procedures, including amending the respective Plan documents, to prevent Transferred Individuals from receiving duplicative benefits from the NSI Plans and the Spinco Plans. Spinco shall not permit any Spinco Plan to commence benefit payments to Transferred Individuals until it receives written notice from NSI regarding the date on which payments under the corresponding NSI Plan shall cease. With respect to Transferred Individuals, each Spinco Plan shall provide that all benefit or other elections, all designations of beneficiaries, all service, all compensation, and all other benefit-affecting determinations that, as of the Close of the Distribution Date, were recognized under the corresponding NSI Plan (for periods immediately before the Close of the Distribution Date) shall, as of Immediately after the Distribution Date, receive full recognition, credit, and validity and be taken into account under such Spinco Plan to the same extent as if such items originally occurred under such Spinco Plan, except to the extent that duplication of benefits would result. The provisions of this Agreement for the transfer of assets, if any, from certain trusts relating to NSI Plans (including Foreign Plans) to the corresponding trusts relating to Spinco Plans (including Foreign Plans) are based upon the understanding and agreement of the parties that each such Spinco Plan will assume all Liabilities of the Transferred Individuals and corresponding NSI Plan to or relating to Transferred Individuals, as provided for herein. If there are any legal or other authoritative reasons that any such Liabilities are not effectively assumed by the appropriate Spinco Plan, then the amount of assets transferred to the trust relating to such Spinco Plan from the trust relating to the corresponding NSI Plan shall be recomputed, ab initio, as set forth in this Agreement but taking into account the retention of any such Liabilities by such NSI Plan, and assets shall be transferred by the trust relating to such Spinco Plan to the trust relating to such NSI Plan so as to place each such trust in the position it would have been in, had the initial asset transfer been made in accordance with such recomputed amount of transferred Liabilities and assets.

                       ARTICLE III DEFINED BENEFIT PLANS


3.1      ASSUMPTION OF PENSION PLANS AND LIABILITIES

         (A)      ASSUMPTION OF SPINCO PENSION PLANS AND RELATED LIABILITIES

         Effective no later than the Close of the Distribution Date, Spinco or a member of the Spinco Group shall take all actions necessary to become the plan sponsor of the Spinco Pension Plans and shall be responsible for all Liabilities relating to the Spinco Pension Plans, subject to the transfer of related assets as provided in Section 3.3 below.

         (B)      TRANSFER OF LIABILITIES UNDER NSI PENSION PLAN C

         Effective no later than the Close of the Distribution Date: (i) all Liabilities to or relating to Retained Corporate Employees under the National Service Industries Pension Plan C ("Pension Plan C") shall cease to be Liabilities of Pension Plan C and shall be assumed in full and in all respects by one or more NSI Pension Plans; and (ii) to the extent legally required, there shall be transferred from the NSI Master Pension Trust account for Pension Plan C to one or more NSI Pension Plans, an amount of assets required to be transferred as a result of such transfer and assumption of Liabilities as reasonably determined by NSI, in accordance with the calculations of a party making actuarial or similar determinations pursuant to this Agreement, and subject to Section 414(l) of the Code, but not to include any portion of the surplus assets, if any, credited to the NSI Master Pension Trust account for Pension Plan C.

3.2      ESTABLISHMENT OF MIRROR PENSION TRUSTS

         Effective no later than the Close of the Distribution Date, Spinco shall establish, or cause to be established, the Spinco Master Pension Trust which shall be qualified under Code ss. 401(a), be exempt from taxation under Code ss. 501(a)(1), and form part of the Spinco Pension Plans. Spinco shall, prior to the end of the remedial amendment period for the Spinco Pension Plans, apply for determination letters from the Internal Revenue Service that shall provide that the Spinco Pension Plans and the Spinco Master Pension Trust satisfy the requirements for qualification under Code sections 401(a) and 501(a), and Spinco shall take all actions necessary or appropriate to obtain such letters.

3.3      TRANSFER OF ASSETS FROM NSI MASTER PENSION TRUST

         (A)      PENSION PLAN ASSET TRANSFER

         Subject to Section 3.1(b), it is expected that no later than the Close of the Distribution Date, all of the assets associated with and allocated to the accounts of each Spinco Pension Plan under the NSI Master Pension Trust shall be transferred from the NSI Master Pension Trust to the Spinco Master Pension Trust. If the transfer of assets does not occur prior to the Close of the Distribution Date, NSI and Spinco shall mutually reschedule the asset transfer date; provided, however, such rescheduled date must occur not later than December 31, 2001.

         (B)      TRANSFER OF SPECIFIC ASSETS

         The specific assets to be transferred from the NSI Master Pension Trust to the Spinco Master Pension Trust shall be made up of cash and marketable assets selected by NSI consistent with the objective of enabling Spinco to implement prospectively an investment program for the Spinco Master Pension Trust, but in no event shall NSI or the NSI Master Pension Trust be required to incur unreasonable transaction costs in the process of transferring assets and subsequently re-balancing the investment portfolio held by the NSI Master Pension Trust. Furthermore, NSI shall not be required to transfer any specific asset or any portion of any specific fund or investment manager account, and NSI shall not transfer any amount of Spinco Common Stock that would place the Spinco Pension Plans in violation of the employer stock acquisition limitations of ERISA section 407; provided, however, that NSI shall transfer interests in group annuity contracts held by the NSI Master Pension Trust to the extent such group annuity contracts (in whole or in part, as the case may be) specifically cover the accrued pension benefits of Transferred Individuals. In transferring specific assets, NSI makes no representation as to the appropriateness of the resulting asset allocation or investment performance resulting from the specific assets transferred. By accepting the assets transferred, Spinco acknowledges that it and not NSI is serving as the fiduciary for the Spinco Master Pension Trust with respect to the determination and actual transfer of assets from the NSI Master Pension Trust and that, acting as fiduciary for the Spinco Pension Plans, Spinco further acknowledges that it is able to change the asset allocation as it deems appropriate at any time. Once the assets have been transferred to and received by the Spinco Master Pension Trust, such event shall fully and finally foreclose any issue or matter of any nature whatsoever by Spinco, the Spinco Master Pension Trust, the Spinco Pension Plans, or any other trust(s) related to such Plans against NSI, the NSI Master Pension Trust, the NSI Pension Plans, or any other trust(s) related to such Plans with respect to the condition, identity, or value of such assets and Spinco shall fully indemnify NSI, its employees, officers, directors, and the NSI Pension Plans, the NSI Master Pension Trust, and any trustees or fiduciaries thereof regarding any Liability or legal or regulatory issue of any nature with respect thereto.

3.4      GOVERNMENTAL COMPLIANCE

         Notwithstanding any provision of this Agreement to the contrary, in the event that at any time any Governmental Authority challenges or seeks to prevent the transfer of assets and Liabilities provided for in Sections 3.1 and 3.3, NSI and Spinco shall reach such other agreement as may be mutually satisfactory to NSI and Spinco respecting the matters covered by this Article III.

                     ARTICLE IV DEFINED CONTRIBUTION PLANS


4.1      SAVINGS PLANS

         (A)      ASSUMPTION OF SPINCO SAVINGS PLANS AND RELATED LIABILITIES

         Effective no later than the Close of the Distribution Date, Spinco or a member of the Spinco Group shall take all action necessary to assume and become the plan sponsor of the Spinco Savings Plans and shall be responsible for all Liabilities relating to the Spinco Savings Plans. The Spinco Savings Plans shall recognize and maintain all contribution and investment elections made by Transferred Individuals under the Spinco Savings Plans as such elections were last in effect during the period immediately prior to the Distribution Date and shall apply such elections under the Spinco Savings Plans for the remainder of the period or periods for which such elections are by their terms applicable (subject in all cases to applicable election change rights of the Transferred Individuals).

         (B)      TRANSFER OF LIABILITIES UNDER NSI CORPORATE 401(K) PLAN

         Effective no later than the Close of the Distribution Date: (i) all Liabilities to or relating to Retained Corporate Employees under the National Service Industries Retirement and 401(k) Plan ("Corporate 401(k) Plan") shall cease to be Liabilities of the Corporate 401(k) Plan and shall be assumed in full and in all respects by one or more NSI Savings Plans; (ii) the appropriate NSI Savings Plan(s) shall assume and be solely responsible for all ongoing rights of or relating to these Retained Corporate Employees for future participation (including the right to make contributions through payroll deductions in the NSI Savings Plan(s); and (iii) the accounts of the Retained Corporate Employees under the Corporate 401(k) Plan which are held by its related trust shall be transferred to the account(s) of the appropriate NSI Savings Plan under the NSI Master Savings Trust.

         (C)      SAVINGS PLAN TRUST

         Effective no later than the Close of the Distribution Date, Spinco shall establish, or cause to be established, the Spinco Master Savings Trust which shall be qualified under Code ss. 401(a), be exempt from taxation under Code ss. 501(a)(1), and form part of the Spinco Savings Plans. Spinco shall, prior to the end of the remedial amendment period for the Spinco Savings Plans, apply for determination letters from the Internal Revenue Service that shall provide that the Spinco Savings Plans and the Spinco Master Savings Trust satisfy the requirements for qualification under Code sections 401(a) and 501(a), and Spinco shall take all actions necessary or appropriate to obtain such letters.

         (D)      TRANSFER OF ASSETS

         Effective on a date selected by NSI, which is expected to be no later than the Close of the Distribution Date (the "Savings Plans Transfer Date"), all of the assets associated with and allocated to the accounts of each Spinco Savings Plan under the NSI Master Savings Trust shall be transferred from the NSI Master Savings Trust to the Spinco Master Savings Trust. If the transfer of assets does not occur prior to the Close of the Distribution Date, NSI and Spinco shall mutually reschedule the asset transfer date; provided, however, such rescheduled date must occur not later than December 31, 2001.

         (E)      SPECIFIC STOCK FUNDS IN THE NSI AND SPINCO SAVINGS PLANS

         Effective no later than Immediately after the Distribution Date, a Spinco Common Stock fund shall be added as an investment option to any NSI Savings Plan or Spinco Savings Plan that has an NSI Common Stock fund. The Spinco Common Stock fund in the NSI Savings Plans and the NSI Common Stock fund in the Spinco Savings Plans are each referred to as a "Non-Employer Stock Fund" with respect to the applicable Plan. Unless NSI and Spinco agree otherwise, each Non-Employer Stock Fund shall be maintained under the respective Plan through December 31, 2002. After such date, NSI and Spinco agree to cooperate with each other with respect to the disposition of the stock when either party decides to liquidate or otherwise terminate the Non-Employer Stock Fund in its Savings Plans. In the absence of any agreement regarding such liquidation, the liquidation of the Non-Employer Stock Fund shall be made in a ratable manner over a period of six months. Furthermore, at any time that NSI or Spinco decides to sell or otherwise dispose of any amount of shares in their Non-Employer Stock Fund (other than sales or dispositions required to satisfy the investment directions from participants, for liquidity reasons or other general operational purposes), the selling party shall follow the procedures of Section 4.2 (except to the extent waived in writing by an authorized representative of the other party). The NSI Savings Plans and the Spinco Savings Plans shall each provide that, after the Distribution Date, no new contributions may be invested in, and no amounts may be transferred from other investment options to the Non-Employer Stock Fund under the respective Plan; but, subject to the terms of the respective Plan, participants may direct that amounts be transferred out of the Non-Employer Stock Fund to other investment options. To the extent the parties determine it is necessary to preserve the tax status of the Distribution under the Code, the NSI Savings Plans shall provide that no earnings or dividends under its Non-Employer Stock Fund may be reinvested in Spinco Common Stock and the Spinco Savings Plans shall provide that no earnings or dividends under its Non-Employer Stock Fund may be reinvested in NSI Common Stock; provided, however, this requirement shall not prohibit such earnings and dividends from remaining in the applicable Non-Employer Stock Fund as cash or as an amount that is invested in any non-stock investment in such fund.

4.2      NON-EMPLOYER STOCK FUND PROCEDURES

         (A)      APPLICATION OF PROCEDURES

         Whenever NSI or Spinco (the "Selling Party") desires to sell or otherwise dispose of any or all of the shares of stock of the other party (the "Notice Party") in their respective Non-Employer Stock Funds (other than sales or dispositions required to satisfy the investment directions from participants, for liquidity reasons or other general operational purposes), the Selling Party shall follow the procedures for selling or otherwise disposing of such stock set forth in this Section 4.2, and the Notice Party shall be entitled to advance notice and a right of first refusal to purchase such stock all as provided in this Section 4.2. The provisions of this Section 4.2 shall be subject to the provisions of Section 7.8.

         (B)      RIGHT OF FIRST REFUSAL AND NOTICE PROCEDURES

         When the Selling Party desires to sell or otherwise dispose of any or all of the shares of stock in their Non-Employer Stock Fund (other than sales or dispositions required to satisfy the investment directions from participants, for liquidity reasons or other general operational purposes), the Selling Party shall first offer such stock for sale to the Notice Party by delivering to the Notice Party's Chief Financial Officer, or his or her designee, a written offer of such shares of stock for sale to the Notice Party. The offer for sale to the Notice Party shall designate the total number of shares of stock desired to be sold (the "Offered Shares") and any special terms of sale, if the Offered Shares will not be sold on the market.

         (C)      PROCEDURES AFTER NOTICE IS GIVEN

         The Notice Party shall within 30 days after receipt of notice advise the Selling Party in writing whether it desires to purchase the Offered Shares (which notice must confirm that it agrees to purchase all of the Offered Shares), and the terms upon which such purchase would be consummated. Failure to so notify the Selling Party shall be deemed a rejection of the offer, and the Selling Party after the close of the 30-day period may sell or otherwise dispose of the Offered Shares in its sole discretion. In the event that the Notice Party advises the Selling Party of its acceptance of the offer for sale, such acceptance shall specify a purchase date (the "Purchase Date") that is not less than ten nor more than 30 days after the date of such acceptance, and on which the New York Stock Exchange is scheduled to be open for trading. The purchase price paid for the Offered Shares and the terms and conditions of the payment shall be negotiated and agreed upon between the Selling Party and the Notice Party before the Purchase Date. If the Selling Party and the Notice Party have not agreed upon the price and the terms and conditions for payment by the Purchase Date, the Notice Party shall have the right to purchase all of the Offered Shares for cash immediately following the close of the New York Stock Exchange on the Purchase Date, at a price per Offered Share equal to its closing price on the New York Stock Exchange (but with any adjustment for the size of the block that is necessary, in the judgment of the valuation expert designated by NSI and Spinco for this purpose, to accomplish the sale at fair market value). If the Notice Party does not purchase and pay for all of the Offered Shares on the Purchase Date, it shall be deemed to have completely rejected the offer and all of the Offered Shares may be sold or otherwise disposed of by the Selling Party in its sole discretion.

                       ARTICLE V HEALTH AND WELFARE PLANS


5.1      ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES

         (A)      ASSUMPTION BY SPINCO

         Effective no later than the Close of the Distribution Date, Spinco shall establish or cause to be established, the Spinco Health and Welfare Plans. Immediately after the Distribution Date, all Liabilities for or relating to Transferred Individuals under the NSI Health and Welfare Plans, shall cease to be Liabilities of NSI or the NSI Health and Welfare Plans and shall be assumed by Spinco and the corresponding Spinco Health and Welfare Plans. Thus, Spinco and the Spinco Health and Welfare Plans shall be responsible for all Liabilities that pertain to Transferred Individuals regardless of when incurred, including all reported claims that are unpaid, all incurred but not reported claims as of the Close of the Distribution Date, and all claims incurred after the Close of the Distribution Date that pertain to Transferred Individuals under the NSI Health and Welfare Plans and the Spinco Health and Welfare Plans. Spinco shall be required to make all payments due or payable to Transferred Individuals under the appropriate Spinco Health and Welfare Plans for the period beginning Immediately after the Distribution Date, including all reported claims that are unpaid and all incurred but not reported claims as of the Close of the Distribution Date. All treatments which have been pre-certified for or are being provided on an on-going basis to a Transferred Individual under the NSI Health and Welfare Plans as of the Close of the Distribution Date shall continue to be provided without interruption under the appropriate Spinco Health and Welfare Plan until such treatment is concluded or discontinued pursuant to applicable plan rules and limitations, and Spinco and the Spinco Health and Welfare Plans shall be responsible for all Liabilities relating to, arising out of, or resulting from such pre-certified or on-going treatments as of the Close of the Distribution Date. Notwithstanding the preceding provisions of this Section 5.1, neither Spinco nor a Spinco Health and Welfare Plan shall assume any Liability with respect to: (i) a claim incurred on or prior to the Close of the Distribution Date for which NSI or an NSI Health and Welfare Plan has insurance coverage, and (ii) any benefit claim for which NSI is responsible under Section
5.4. Furthermore, NSI shall pay to Spinco a portion of any prescription drug rebates received by NSI under the NSI Major Medical Plan which relate to periods prior to the Distribution Date, which portion shall be determined by the number of Transferred Individuals compared to the total number of participants in the NSI Major Medical Plan as of the Distribution Date.

         (B)      CERTAIN AUDIT PROCEDURES WITH RESPECT TO HEALTH AND WELFARE
                  PLANS

         At periodic intervals beginning Immediately after the Distribution Date, NSI and Spinco shall examine their respective payments and receipts for health and welfare coverages to ascertain whether NSI has mistakenly made or received payments for coverages with respect to Transferred Individuals and whether Spinco has mistakenly made or received payments for coverages with respect to participants and beneficiaries in the NSI Health and Welfare Plans (other than Transferred Individuals). If any such mistaken payments have been made or received by NSI or Spinco, such mistaken payments and receipts shall first be netted against each other by NSI and Spinco and thereafter such net payments or net receipts shall be further netted against the other party's net payments or net receipts. The party with the remaining amount of mistaken payments shall transfer such amount in cash to the other party at such time or times as agreed upon by NSI and Spinco, but not less than semi-annually. Furthermore, at periodic intervals beginning Immediately after the Distribution Date, NSI and Spinco shall examine the payment of benefits and claims, and reimbursements for expenses, by their respective Health and Welfare Plans to ascertain whether any NSI Health and Welfare Plan has mistakenly paid claims or benefits, or reimbursed expenses, with respect to Transferred Individuals and whether any Spinco Health and Welfare Plan has mistakenly paid claims or benefits, or reimbursed expenses, with respect to participants and beneficiaries in the NSI Health and Welfare Plans (other than Transferred Individuals). If any such mistaken payments or reimbursements have been made by any NSI or Spinco Health and Welfare Plan, such mistaken payments and reimbursements shall be netted against the other corresponding Health and Welfare Plan's mistaken payments and reimbursements. The Health and Welfare Plan with the remaining amount of mistaken payments and reimbursements shall transfer such amount in cash to the other party's corresponding Health and Welfare Plan at such time or times as agreed upon by NSI and Spinco, but not less than semi-annually.

5.2      VENDOR CONTRACTS

         (A) ASO CONTRACTS, GROUP INSURANCE POLICIES, HMO AGREEMENTS, AND LETTERS OF UNDERSTANDING

         (1) Before the Distribution Date, NSI shall, in its sole discretion, take such steps as are necessary under each ASO Contract, Group Insurance Policy, HMO Agreement, letter of understanding, and arrangement in existence as of the date of this Agreement to permit Spinco to participate in the terms and conditions of such ASO Contract, Group Insurance Policy, HMO Agreement, letter of understanding, or arrangement from Immediately after the Distribution Date through December 31, 2002. Alternatively, NSI shall take such steps as are necessary to arrange for an ASO Contract, Group Insurance Policy, HMO Agreement, letter of understanding, or arrangement covering Spinco that mirrors substantively that covering NSI. This mirror arrangement shall apply for all or a portion of such period, as necessary under the circumstances. NSI, in its sole discretion, may cause one or more of its ASO Contracts, Group Insurance Policies, HMO Agreements, letters of understanding, and arrangements into which NSI enters after the date of this Agreement to allow Spinco to participate in the terms and conditions thereof. Nothing contained in this Section 5.2(a) shall preclude NSI from choosing to enter into ASO Contracts, Group Insurance Policies, HMO Agreements, letters of understanding, or other arrangements with new or different vendors; provided, until December 31, 2002, NSI shall give Spinco advance notice of any decision to change or add vendors. Furthermore, nothing contained in this paragraph (1) shall require NSI to use more than its reasonable best efforts in complying with the provisions of the first and second sentence of this paragraph (1).

         (2) NSI shall have the right to determine, and shall promptly notify Spinco of, the manner in which Spinco's participation in the terms and conditions of ASO Contracts, Group Insurance Policies, HMO Agreements, letters of understanding and arrangements as set forth above shall be effectuated; provided, however, NSI shall use its best efforts to accommodate any reasonable needs communicated to NSI by Spinco that relate thereto. Such terms and conditions shall include the financial and termination provisions, performance standards, methodologies, auditing policies, quality measures, reporting requirements, and target claims. Spinco hereby authorizes NSI to act on its behalf to extend to Spinco the terms and conditions of the ASO Contracts, Group Insurance Policies, HMO Agreements, and letters of understanding and arrangements. Spinco shall fully cooperate with NSI in such efforts, and, for periods through December 31, 2002, Spinco shall not perform any act or fail to take any action that would prejudice NSI's efforts and financial arrangements under the Health and Welfare Plans (other than taking reasonable steps to enter into replacement ASO Contracts, Group Insurance Policies, HMO Agreements, and letters of understanding and arrangements for periods after December 31, 2002, which steps shall not, unless the parties otherwise agree, commence publicly prior to January 1, 2002).

         (B)      PAYMENT AND EFFECT OF CHANGE IN RATES

         NSI and Spinco shall use their reasonable best efforts to cause each of the insurance companies, HMOs, paid provider organizations and third-party administrators providing services and benefits under the NSI Health and Welfare Plans and the Spinco Health and Welfare Plans to maintain the premium and/or administrative rates based on the aggregate number of participants in the NSI Health and Welfare Plans and the Spinco Health and Welfare Plans, from the Close of the Distribution Date through December 31, 2001, separately rated or adjusted for the demographics, experience or other relevant factors related to the covered participants of NSI and Spinco, respectively. To the extent they are not successful in such efforts, NSI and Spinco shall each bear the revised premium or administrative rates for health and welfare benefits attributable to the individuals covered by their respective Health and Welfare Plans. The assistance that NSI shall provide Spinco pursuant to this subsection (b) shall be provided subject to the terms and conditions of the Transition Services Agreement.

5.3      NSI SHORT-TERM DISABILITY ARRANGEMENTS

         Any final determinations made by NSI with respect to short-term disability claims by Transferred Individuals prior to the Distribution Date shall be final and binding. NSI shall transfer to Spinco, effective Immediately after the Distribution Date, and Spinco shall assume responsibility for (i) administering all short-term disability claims incurred by Transferred Individuals before the Close of the Distribution Date that are administered by NSI as of the Close of the Distribution Date, and (ii) all Liabilities under any NSI short-term disability arrangements to Transferred Individuals as of the Close of the Distribution Date, in the same manner, and using the same methods and procedures, as NSI used in determining and paying such claims. Effective Immediately after the Distribution Date, Spinco shall have sole discretionary authority to make any necessary determinations with respect to such claims, including entering into settlements with respect to such claims, and shall be solely responsible for any costs, Liabilities or related expenses of any nature whatsoever related to such claims, payments or obligations.

5.4      RETIREE HEALTH AND LIFE INSURANCE BENEFITS

         Effective immediately after the Distribution Date, Spinco shall adopt a Spinco Plan or Plans to provide any retiree medical or life insurance benefits that are required to be provided to Transferred Individuals. Any retiree medical or life insurance benefits provided shall be substantially identical to the retiree medical or life insurance benefits that would have been provided under an NSI Plan for such individuals, subject to the right of Spinco to amend or terminate any such retiree benefits. In the case of any individual who is not a Transferred Individual, NSI will retain the liability for providing any retiree medical or life insurance benefits required to be provided to such individual, subject to the right of NSI to amend or terminate any such retiree benefits.

5.5      COBRA AND HIPAA

         Effectively Immediately after the Distribution Date, Spinco or a member of the Spinco Group shall be responsible for administering compliance and providing coverage in accordance with the health care continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and the portability requirements (including the requirements for issuance of certificates of creditable coverage) under the Health Insurance Portability and Accountability Act of 1996 with respect to all Transferred Individuals and other employees and former employees of Spinco or a member of the Spinco Group and any beneficiaries and dependents thereof who experience a COBRA qualifying event or loss of coverage under the Spinco Health and Welfare Plans after the Close of the Distribution Date. Effective Immediately after the Distribution Date, Spinco or a member of the Spinco Group shall be responsible for filing all necessary employee change notices with respect to these persons identified in the previous sentence in accordance with applicable law.

5.6      LEAVE OF ABSENCE PROGRAMS

         Effective Immediately after the Distribution Date, Spinco or a member of the Spinco Group shall assume sole responsibility for the administration and compliance of all leaves of absences and related programs (including compliance with the Family and Medical Leave Act of 1993, as amended) affecting Transferred Individuals.

5.7      POST-DISTRIBUTION  TRANSITIONAL ARRANGEMENTS

         (A)      CONTINUANCE OF ELECTIONS, CO-PAYMENTS, AND MAXIMUM BENEFITS

         (1) Spinco shall cause the Spinco Health and Welfare Plans to recognize and maintain all coverage and contribution elections made by Transferred Individuals under the NSI Health and Welfare Plans, as such elections were last in effect during the period immediately prior to the Distribution Date, and shall apply such elections under the Spinco Health and Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable (subject to applicable election change rights). NSI shall cause the claims administrator for the NSI Health and Welfare Plans to transfer to the claims administrator for the Spinco Health and Welfare Plan all data necessary to maintain such coverage and elections.

         (2) Spinco shall cause the Spinco Health and Welfare Plans to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, and other applicable benefit coverage limits with respect to such expenses which have been incurred by Transferred Individuals under the NSI Health and Welfare Plans for the remainder of the benefit limit year in which the Distribution occurs, and (B) all benefits paid to Transferred Individuals under the NSI Health and Welfare Plans, during and prior to the benefit limit year in which the Distribution occurs, for purposes of determining when such persons have reached their maximum benefits under the Spinco Health and Welfare Plans.

         (3) Spinco shall recognize and cover under the Spinco Health and Welfare Plans all eligible employee groups covered by the NSI Health and Welfare Plans (pertaining to Transferred Individuals) as of the Close of the Distribution Date (determined under the applicable Plan documents).

         (4) Spinco shall (A) provide coverage to Transferred Individuals under the Spinco Health and Welfare Plans without the need to undergo a physical examination or otherwise provide evidence of insurability, and (B) recognize and maintain all irrevocable assignments, elections and beneficiary designations made by Transferred Individuals in connection with their life insurance coverage under the NSI Health and Welfare Plans and any predecessor plans.

         (B)      ADMINISTRATION

                  (1)      Coordination of Benefits for Spouses and Dependents

         Effective as of the earlier of the first January 1 or the first applicable change in status (as defined under the Spinco Health and Welfare Plans) that occurs after the Distribution Date, Spinco shall cause the Spinco Health and Welfare Plans to permit eligible Transferred Individuals to cover their lawful spouses as dependents if such lawful spouses are active or retired NSI employees (but were not otherwise covered as a dependent under the NSI Health and Welfare Plans or other NSI Plans due to their previous status as both employee and dependent of an NSI employee). As of the earlier of the first January 1 or the first applicable status change (as defined under the Spinco Health and Welfare Plans) that occurs Immediately after the Distribution Date, NSI shall cause the NSI Health and Welfare Plans to permit eligible NSI employees to cover their lawful spouses as dependents if such lawful spouses are active or retired Spinco employees. All benefits provided under any such Health and Welfare Plans to a lawful spouse or dependent of the other company's employees shall be coordinated pursuant to the terms and conditions of the applicable NSI and Spinco Plans.

                  (2)      Health Care Financing Administration Data Match

         Effective Immediately after the Distribution Date, Spinco shall assume all Liabilities relating to, arising out of or resulting from claims verified by NSI or Spinco under the Health Care Financing Administration data match reports that relate to Transferred Individuals. Spinco and NSI shall share all information necessary to verify Health Care Financing Administration data match reports regarding Transferred Individuals. Spinco shall not change any employee identification numbers assigned by NSI without notifying NSI of the change and the new employee identification number.

         (C)      NSI REIMBURSEMENT PLANS

         To the extent any Transferred Individual contributed to an account under the NSI Reimbursement Plans during the calendar year that includes the Distribution Date, effective Immediately after the Distribution Date, Spinco shall recognize any such Transferred Individual's account balance, determined as of the Close of the Distribution Date, and Spinco shall thereafter be solely responsible for making any and all payments relative to such account balance of the Transferred Individual for all claims during such calendar year under the applicable Spinco Reimbursement Plan. As provided in Section 5.7(a), all elections by Transferred Individuals in effect immediately prior to the Distribution Date shall continue and be recognized by Spinco, and the Distribution alone shall not be considered an event that gives any participant the right to change any prior election. As soon as practicable after the Distribution Date, NSI shall calculate as of the Close of the Distribution Date the aggregate net balance in the accounts of Transferred Individuals under the NSI Reimbursement Plans, expressed relative to the contributions received from such Transferred Individuals. If the contributions received from a Transferred Individual exceed the reimbursements made to or on behalf of such Transferred Individual, the Transferred Individual shall be deemed to have a positive account balance. In turn, if the contributions received from a Transferred Individual are less than the reimbursements made to or on behalf of such Transferred Individual, the Transferred Individual shall be deemed to have a negative account balance. If the aggregate net balance in the accounts of all such Transferred Participants is a positive number, then NSI shall pay this amount in cash to Spinco as soon as practicable after the Distribution Date, and if the aggregate net balance in the accounts of all such Transferred Participants is a negative number, then Spinco shall pay this amount in cash to NSI as soon as practicable after the Distribution Date.

5.8      APPLICATION OF ARTICLE V TO THE SPINCO GROUP

         Any reference in this Article V to "Spinco" shall include a reference to another member of the Spinco Group when and to the extent Spinco has caused the other member of the Spinco Group to (a) become a party to an ASO Contract, Group Insurance Policy, HMO Agreement, letter of understanding or arrangement associated with a Spinco Health and Welfare Plan, (b) become a self-insured entity for the purposes of one or more Spinco Health and Welfare Plans, (c) assume all or a portion of the Liabilities or the administrative responsibilities with respect to benefits which arose before the Close of the Distribution Date under any NSI Health and Welfare Plan and which were expressly assumed by Spinco pursuant to this Agreement, or (d) take any other action, extend any coverage, assume any other Liability or fulfill any other responsibility that Spinco would otherwise be required to take under the terms of this Article V, unless it is clear from the context that the particular reference is not intended to include another member of the Spinco Group. In all such instances in which a reference in this Article V to "Spinco" includes a reference to another member of the Spinco Group, Spinco shall be responsible to NSI for ensuring that the other member of the Spinco Group complies with the applicable terms of this Agreement and that the Transferred Individuals employed by such member of the Spinco Group shall have the same rights and entitlements to benefits under the applicable Spinco Health and Welfare Plans that the Transferred Individual would have had, if he or she had instead been employed by Spinco.

                         ARTICLE VI EXECUTIVE PROGRAMS


6.1      ASSUMPTION OF OBLIGATIONS

         Consistent with the principles set forth in Article II and except as otherwise specifically provided herein, effective no later than the Close of the Distribution Date, Spinco or a member of the Spinco Group shall become plan sponsor of and assume all Liabilities with respect to any Executive Program that is a Spinco Stand-Alone Plan and shall assume and be solely responsible for all Liabilities to or relating to Transferred Individuals under all NSI Executive Programs. Spinco shall be solely responsible for all such Liabilities, notwithstanding any failure by Spinco to complete its obligations under this Article.

6.2      ANNUAL INCENTIVE AWARDS

         Prior to the Distribution Date, NSI shall pay to participants (including Transferred Individuals) any amounts earned under the Annual Incentive Plan for the performance period ending August 31, 2001 at the time and in the manner provided under the terms of such plan. For periods after the Distribution Date, Spinco shall establish the Spinco Annual Incentive Plan covering such of its active employees as it in its sole discretion deems appropriate.

6.3      LONG-TERM INCENTIVE PLAN

         (A)      AWARD 4 (FOR THE PERFORMANCE PERIOD 9/1/99-8/31/02)

         With respect to Awards under "Award 4" of the National Service Industries, Inc. Long-Term Achievement Incentive Plan to Transferred Individuals who are Corporate Office employees for the performance period ending August 31, 2002, effective as of August 31, 2001, a determination shall be made by NSI of the extent to which the Awards have been earned for the performance period as of such date and no further amounts shall be earned by such Transferred Individuals after that date. The amounts earned (if any) under the Awards as of August 31, 2001 shall be payable by NSI as promptly as practicable after the amounts are determined.

         With respect to Awards under Award 4 for Transferred Individuals other than Corporate Office employees, such Awards shall be assumed by Spinco and shall be paid, to the extent earned, after the close of the performance period ending on August 31, 2002, under and in accordance with the terms of the Spinco Long-Term Incentive Plan; provided, however, that Spinco will make such adjustments to the financial goals, targets, payments and forms of payments as Spinco in its sole discretion deems appropriate to reflect the Distribution.

         (B)      STOCK OPTIONS

         The treatment of outstanding Awards described in this Section 6.3 shall apply to Transferred Individuals, including Transferred Individuals who have terminated employment or who are compensated under a payroll which is administered outside the 50 United States, its territories and possessions, and the District of Columbia; provided, however, if such treatment is not legally permitted, or results in adverse consequences for NSI, any of its affiliates or the Transferred Individual, as determined by NSI in its sole discretion, NSI may determine, in its sole discretion, to provide for a different treatment.

         Effective Immediately after the Distribution Date, each Award or grant consisting of an option, regardless of the date of the grant, under an NSI Stock Incentive Plan that is outstanding as of the Close of the Distribution Date for all Transferred Individuals and all Spinco non-employee directors who were previously non-employee directors of NSI shall be converted to options for Spinco Common Stock with the same material terms and conditions under the Spinco Stock Incentive Plan, and shall be transferred to the recordkeeper of the Spinco Stock Incentive Plan. As soon as practicable after the Distribution Date, the number of options and the exercise price for such options converted to options for Spinco Common Stock shall be determined in accordance with the Conversion Formula. Such converted Spinco stock option grants shall continue to vest and become exercisable under the Spinco Stock Incentive Plan in accordance with the terms of the original grant under the NSI Stock Incentive Plan. Spinco shall be the obligor with respect to such options and shall be solely responsible for all stock option grants and payments under the Spinco Stock Incentive Plan, with respect to, but not limited to, recordkeeping, administrative costs and fees, payroll taxes, plan maintenance, option exercise and related tax filings. Spinco shall, as soon as practicable after the Distribution Date provide each Transferred Individual with an agreement or notice relating to the Transferred Individual's options under the Spinco Stock Incentive Plan.

         (C)      RESTRICTED STOCK AWARDS

                  (1)      Determination of Status of Restricted Stock

         Effective as of the record date for the Distribution, NSI shall determine the extent to which shares of restricted stock awarded under an NSI Stock Incentive Plan pursuant to a restricted stock award agreement (A) have begun to vest as a result of an applicable stock price target having been achieved and have been registered in the name of the holder of such restricted stock on the books of NSI's transfer agent, but remain unvested and subject to a substantial risk of forfeiture (the "Granted Restricted Stock"), and (B) have not begun to vest and are not registered in the name of the holder of such restricted stock on the books of NSI's transfer agent, because the applicable stock price targets in the restricted stock award agreement have not been reached (the "Ungranted Restricted Stock").

                  (2)      Treatment of Granted Restricted Stock

         All executives (including Transferred Individuals) who hold shares of Granted Restricted Stock shall receive the distribution of shares of Spinco Common Stock on such shares of Granted Restricted Stock. All shares of Spinco Common Stock received with respect to such Granted Restricted Stock shall be subject to the same restrictions, terms and conditions as apply to the Granted Restricted Stock pursuant to the restricted stock award agreement; provided, however, that continued employment with Spinco or a member of the Spinco Group or NSI or a member of the NSI Group shall be considered continued employment under the restricted stock award agreement. NSI and Spinco agree to notify the other party when a holder of such restricted stock terminates employment prior to the date such restricted stock is fully vested and no longer subject to a substantial risk of forfeiture.

                  (3)      Treatment of Ungranted Restricted Stock

         All executives (including Transferred Individuals) holding shares of Ungranted Restricted Stock shall not receive the distribution of Spinco Common Stock on such shares of Ungranted Restricted Stock. Effective Immediately after the Distribution Date, all Ungranted Restricted Stock for all Transferred Individuals shall be equitably converted to restricted stock Awards for Spinco Common Stock under the Spinco Stock Incentive Plan, subject to the same restrictions and the same material terms and conditions as under the restricted stock award agreement; provided, that the number of shares and the stock price targets under the converted restricted stock award agreements shall be equitably revised to reflect the Distribution and the conversion of the Award to Spinco Common Stock and Spinco Common Stock price targets.

                  (4)      Issuance of New Agreements

         As soon as practicable after the Distribution Date, NSI and Spinco shall cooperate to replace each existing restricted stock award agreement held by a Transferred Individual with two restricted stock award agreements: one agreement with respect to the Granted Restricted Stock that becomes restricted stock in both NSI and Spinco and the other agreement with respect to the Ungranted Restricted Stock that is converted to a restricted stock Award of Spinco Common Stock under the Spinco Stock Incentive Plan.

6.4      EMPLOYEE STOCK PURCHASE PLAN

         It is intended that Spinco will establish an employee stock purchase plan that is substantially similar to the National Service Industries, Inc. Employee Stock Purchase Plan and that the NSI Common Stock, and Spinco Common Stock distributed with respect to such stock, held for Transferred Individuals will be transferred to a recordkeeper for the Spinco Plan, provided, however, Spinco, in its sole discretion, shall determine when such Plan shall become effective and may change the terms of such Plan as it deems appropriate.

6.5      DEFERRED COMPENSATION PLANS

         (A)      ASSUMPTION OR ESTABLISHMENT OF SPINCO DEFERRED COMPENSATION
                  PLANS

         Effective no later than the Close of the Distribution Date, Spinco shall take all necessary actions to assume, become plan sponsor of, and be solely responsible for all Liabilities with respect to, the Deferred Compensation Plans that are Spinco Stand-Alone Plans. Effective no later than the Close of the Distribution Date, Spinco shall also establish the Spinco Deferred Compensation Plans that are Spinco Mirror Plans, and the amounts credited to the accounts of Transferred Individuals under the NSI Deferred Compensation Plans shall be transferred to the applicable Spinco Deferred Compensation Plans.

         The Transferred Individuals' termination of employment with the NSI Group as a result of the Distribution shall not constitute a termination of employment for purposes of the NSI or Spinco Deferred Compensation Plans. All elections by the Transferred Individuals that were controlling under the terms of the applicable NSI Deferred Compensation Plan prior to the Distribution shall continue under the applicable Spinco Plan until changed under the terms of such Plan. All investment choices of Transferred Individuals under the NSI or Spinco Deferred Compensation Plans shall also be continued in effect; provided, however, that any account balance that is deemed to be invested in whole or in part in phantom shares of NSI Common Stock shall be converted into deemed investments in phantom shares of Spinco Common Stock in an equitable manner determined by Spinco. Nothing herein shall restrict NSI's or Spinco's rights to amend or terminate their respective Plans in the future.

         (B)      TRANSFER OF CORPORATE-OWNED LIFE INSURANCE

         No later than the Close of the Distribution Date, NSI shall transfer and assign to Spinco all of the corporate-owned life insurance policies owned by NSI or an affiliate of NSI that have been held by NSI to help fund its obligations under the Deferred Compensation Plans that are being assumed or adopted by Spinco; provided, however, that such transfer shall not occur (or shall be modified in an appropriate manner) unless NSI has received a satisfactory opinion of legal counsel that such transfer of corporate-owned life insurance will not jeopardize the current tax treatment of such policies.

6.6      SUPPLEMENTAL RETIREMENT BENEFIT PLANS

         Effective no later than the Close of the Distribution Date, NSI and Spinco shall take all necessary actions (a) to allow Spinco to adopt and assume, become the plan sponsor of, and be solely responsible for all Liabilities with respect to the supplemental retirement plans previously maintained by the Holophane Corporation; and (b) to allow Spinco to establish the Spinco Supplemental Pension Plan and the Spinco Supplemental Retirement Plan for Executives and to assume all Liabilities with respect to Transferred Individuals under the Supplemental Pension Plan of National Service Industries, Inc. and the Supplemental Retirement Plan for Executives of National Service Industries, Inc.

6.7      BENEFITS PROTECTION TRUST AND EXECUTIVE BENEFITS TRUST

         Effective no later than the Close of the Distribution Date, NSI and Spinco shall take all actions necessary to allow Spinco or a member of the Spinco Group to adopt and assume, amend as appropriate, and replace NSI as a party to and grantor under, the National Service Industries, Inc. Benefits Protection Trust and the National Service Industries, Inc. Executive Benefits Trust ("Trusts").

6.8      SEVERANCE PROTECTION AGREEMENTS

         Effective Immediately after the Distribution Date, Spinco shall enter into severance protection agreements with the Transferred Individuals listed in Appendix E which are substantially identical in all Material Features to the form of NSI severance protection agreement covering such Transferred Individual as of the Distribution Date. Spinco shall be solely responsibly for all Liabilities related to the Spinco severance protection agreements with the Transferred Individuals.

6.9      EMPLOYMENT AGREEMENTS

         Effective Immediately after the Distribution Date, Spinco shall enter into employment agreements with the Transferred Individuals listed in Appendix E which are substantially identical in all Material Features to the corresponding NSI employment agreements or shall assume the existing agreements. Spinco shall be solely responsibly for all Liabilities related to the Spinco employment agreements with the Transferred Individuals.

6.10     AUTOMOBILE PROGRAM

         As of the Close of the Distribution Date, Spinco shall assume all of NSI's Liabilities and obligations with respect to the motor vehicles leased by NSI for Transferred Individuals pursuant to lease agreements under any NSI Executive automobile program.

6.11     OTHER EXECUTIVE BENEFITS/PROGRAMS

         Effective no later than the Close of the Distribution Date, Spinco shall establish Plans that are substantially similar to the following NSI Plans and other executive benefits: Executive physical program, corporate matching gift program, automobile allowance policy. Spinco shall assume all Liabilities for Transferred Individuals under or relating to these Plans, and any elections, benefits, balances, or limits in effect immediately prior to the Distribution shall remain in effect under the Spinco Plans.

6.12     NON-EMPLOYEE DIRECTOR BENEFITS

         (A)      NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT PLAN

         Effective not later than the Close of the Distribution Date, Spinco shall establish a Spinco non-employee director deferred stock unit plan that is substantially identical in all Material Respects to the National Service Industries, Inc. Non-Employee Director Deferred Stock Unit Plan, and Spinco shall assume and be solely responsible for all Liabilities under the NSI Non-Employee Director Deferred Stock Unit Plan relating to individuals who become non-employee directors of Spinco (and certain former non-employee directors of NSI). The deferred stock units of NSI Common Stock relating to non-employee directors of Spinco shall be converted into deferred stock units of Spinco Common Stock in an equitable manner as determined by Spinco.

         (B)      NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         Effective not later than the Close of the Distribution Date, Spinco shall establish the Spinco, Inc. Non-Employee Directors' Stock Option Plan that is substantially identical in all Material Respects to the National Service Industries, Inc. Non-Employee Directors' Stock Option Plan. All outstanding options held by non-employee directors of Spinco who were previously non-employee directors of NSI (and certain former non-employee directors of NSI) shall be treated as provided in Section 6.3(b).

                              ARTICLE VII GENERAL


7.1      PAYMENT OF AND ACCOUNTING TREATMENT FOR EXPENSES AND BALANCE SHEET
         AMOUNTS

         (A)      EXPENSES

         All expenses (and the accounting treatment related thereto) through the Close of the Distribution Date regarding matters addressed herein shall be handled and administered by NSI and Spinco in accordance with past NSI accounting and financial practices and procedures pertaining to such matters. To the extent expenses that pertain to Transferred Individuals are unpaid as of the Close of the Distribution Date, Spinco or any member of the Spinco Group shall be solely responsible for such payment, without regard to any accounting treatment to be accorded such expense by NSI or Spinco on their respective books and records. The accounting treatment to be accorded all expenses incurred prior to the Distribution Date, whether such expenses are paid by NSI or Spinco, shall be determined by NSI in its sole discretion.

         (B)      BALANCE SHEET AMOUNTS

         Spinco shall assume any and all balance sheet liability that relates to any Liability assumed by it under this Agreement as of the Close of the Distribution Date or thereafter. The balance sheet liabilities to be assumed pursuant to this Section shall be determined by NSI in its sole discretion consistent with past accounting practices, consistently applied.

7.2      SHARING OF PARTICIPANT INFORMATION

         Subject to applicable laws on confidentiality, NSI and Spinco shall share, NSI shall cause each applicable member of the NSI Group to share, and Spinco shall cause each applicable member of the Spinco Group to share, with each other and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of the NSI Plans and the Spinco Plans during the period NSI and Spinco are coordinating with respect to vendor contracts under Section
5.2. NSI and Spinco and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. Until the Close of the Distribution Date, all participant information shall be provided in the manner and medium applicable to Participating Companies in the NSI Plans generally, and thereafter until December 31, 2002, all participant information shall be provided in a manner and medium that is compatible with the data processing systems of NSI as in effect on the Close of the Distribution Date, unless otherwise agreed to by NSI and Spinco.

7.3 RESTRICTIONS ON EXTENSION OF OPTION EXERCISE PERIODS, AMENDMENT OR MODIFICATION OF OPTION TERMS AND CONDITIONS

         Spinco agrees that, without the prior written consent of NSI, neither Spinco nor any of its affiliates or Subsidiaries shall take any action to extend the exercise period of or to provide for additional vesting with respect to any Spinco options, which were received pursuant to Section 6.3(b) in replacement of NSI options, for Transferred Individuals, including providing such Transferred Individuals with leaves of absences or special termination or severance arrangements.

7.4      REPORTING AND DISCLOSURE AND COMMUNICATIONS TO PARTICIPANTS

         While Spinco is a Participating Company in the NSI Plans, Spinco shall take, and shall cause each other applicable member of the Spinco Group to take, all actions necessary or appropriate to facilitate the distribution of all NSI Plan-related communications and materials to employees, participants and beneficiaries, including summary plan descriptions and related summaries of material modification, summary annual reports, investment information, prospectuses, notices and enrollment materials for the Spinco Plans. Spinco shall assist, and Spinco shall cause each other applicable member of the Spinco Group to assist, NSI in complying with all reporting and disclosure requirements of ERISA for plan years ending on or before December 31, 2002, including the preparation of Form 5500 annual reports for the NSI Plans, where applicable.

7.5      PLAN AUDITS

         (A) AUDIT RIGHTS WITH RESPECT TO THE ALLOCATION OR TRANSFER OF PLAN ASSETS

         The allocation of Pension Plan assets and liabilities pursuant to
Section 3.3 shall, at the election of Spinco, be audited on behalf of both NSI and Spinco by an actuarial and benefit consulting firm mutually selected by the parties; provided, however, that no audit shall be permitted after the date of the pension plan asset transfer, in the case of the Pension Plans. The scope of such audit shall be limited to the accuracy of the data and the accuracy of the computation and adherence to the methodology specified in this Agreement and, except as set forth in the penultimate sentence of this Section 7.5(a), such audit shall not be binding on the parties. The actuarial and benefit consulting firm shall provide its report to both NSI and Spinco. No other audit shall be conducted with respect to the allocation of Plan assets and no issue of any nature whatsoever may be raised by Spinco once the transfer of assets has been completed. Subject to the following two sentences, no transfer of assets shall occur unless and until Spinco agrees to the allocation of assets. To the extent such audit recommends a change to the value of assets allocated to a Spinco Plan of less than 5%, the original determination shall be binding on the parties and shall not be subject to the dispute resolution process provided in Section 7.16. To the extent such audit recommends such a change of 5% or more (a "Significant Allocation Change"), any unresolved dispute between the parties as to whether and how to make any change in response to such recommendation shall be subject to the dispute resolution process provided in Section 7.16. Spinco shall pay or shall be responsible for the payment of the full costs of such audit; provided, however, that in the event such audit recommends a Significant Allocation Change and such recommendation is attributable to variances in actuarial assumptions or simplification or modification of the allocation calculated by NSI, NSI shall be responsible for the full costs of such audit.

         (B)      AUDIT RIGHTS WITH RESPECT TO INFORMATION PROVIDED

                  (1) Subject to Section 7.5(b)(2), each of NSI and Spinco, and their duly authorized representatives, shall have the right to conduct audits at any time upon reasonable prior notice, at their own expense, with respect to all information provided to it or to any Plan recordkeeper or third-party administrator by the other party. Subject to Sections 7.5(a) and 7.5(b)(2), the party conducting the audit shall have the sole discretion to determine the procedures and guidelines for conducting audits and the selection of audit representatives. The auditing party shall have the right to make copies of any records at its expense, subject to the confidentiality provisions set forth in the Distribution Agreement, which are incorporated by reference herein. The party being audited shall provide the auditing party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. After any audit is completed, the party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within five business days after receiving such draft.

                  (2) The auditing party's audit rights under this Section 7.5(b) shall include the right to audit, or participate in an audit facilitated by the party being audited, of any Subsidiaries and affiliates of the party being audited and of any benefit providers and third parties with whom the party being audited has a relationship, or agents of such party, to the extent any such persons are affected by or addressed in this Agreement (collectively, the "Non-parties"). The party being audited shall, upon written request from the auditing party, provide an individual (at the auditing party's expense) to supervise any audit of any Non-party. The auditing party shall be responsible for supplying, at its expense, additional personnel sufficient to complete the audit in a reasonably timely manner.

         (C)      AUDITS REGARDING VENDOR CONTRACTS

         From Immediately after the Distribution Date through December 31, 2002, NSI and Spinco and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the NSI Health and Welfare Plans and the Spinco Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. NSI and Spinco shall agree on the performance standards, audit methodology, auditing policy and quality measures and reporting requirements relating to the audits described in this Section 7.5(c) and the manner in which costs incurred in connection with such audits will be shared.

         (D)      AUDIT ASSISTANCE

         To the extent that either NSI or Spinco is required to respond to any Governmental Authority, vendor or recordkeeper audit, or otherwise conducts an audit with respect to any provision or obligation of the other party under this Agreement, NSI or Spinco, whichever is applicable, shall be required to fully cooperate with the audit, including providing such records and data as may be necessary to respond to any document or data request that may arise by reason of such audit. The party being audited shall provide the auditing party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. To the extent the results of an audit result in any correction to the Liabilities involving any Transferred Individuals, Spinco shall be solely responsible for all such costs and expenses associated with such Liabilities and any related corrections.

7.6      BENEFICIARY DESIGNATIONS/RELEASE OF INFORMATION/RIGHT TO REIMBURSEMENT

         All beneficiary designations, authorizations for the release of information and rights to reimbursement made by or relating to Transferred Individuals under NSI Plans shall be transferred to and be in full force and effect under the corresponding Spinco Plans until such beneficiary designations, authorizations or rights are replaced or revoked by, or no longer apply, to the relevant Transferred Individual.

7.7 REQUESTS FOR INTERNAL REVENUE SERVICE RULINGS AND UNITED STATES DEPARTMENT OF LABOR OPINIONS

         Spinco shall cooperate fully with NSI on any issue relating to the transactions contemplated by this Agreement for which NSI elects to seek a determination letter or private letter ruling from the Internal Revenue Service or an advisory opinion from the United States Department of Labor. NSI shall cooperate fully with Spinco with respect to any request for a determination letter or private letter ruling from the Internal Revenue Service or advisory opinion from the United States Department of Labor with respect to any of the Spinco Plans relating to the transactions contemplated by this Agreement.

7.8      FIDUCIARY AND RELATED MATTERS

         The parties acknowledge that NSI will not be a fiduciary with respect to the Spinco Plans and that Spinco will not be a fiduciary with respect to the NSI Plans. The parties also acknowledge that neither party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate any applicable fiduciary duties or standards of conduct under ERISA or other applicable law. Notwithstanding any other provision in this Agreement, the parties may take such actions as necessary or appropriate to effectuate the terms and provisions of this Agreement.

7.9      NO THIRD-PARTY BENEFICIARIES; NON-TERMINATION OF EMPLOYMENT

         This Agreement is not intended and shall not be construed as to confer upon any Person other than the parties hereto any rights or remedies hereunder. No provision of this Agreement or the Distribution Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Transferred Individual or other future, present, or former employee of the NSI Group or the Spinco Group under any NSI Plan or Spinco Plan or otherwise. Without limiting the generality of the foregoing, except as expressly provided in this Agreement: (i) neither the Distribution nor the termination of the

Participating Company status of a member of the Spinco Group shall cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the NSI Plans, any of the Spinco Plans, or any of the Individual Agreements; and (ii) nothing in this Agreement other than those provisions specifically set forth herein to the contrary shall preclude Spinco, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Spinco Plan, any benefit under any Plan or any trust, insurance policy or funding vehicle related to any Spinco Plan.

7.10     COLLECTIVE BARGAINING

         To the extent any provision of this Agreement is contrary to and violates the provisions of any applicable collective bargaining agreement to which NSI or any affiliate of NSI is a party, the terms of such collective bargaining agreement shall continue to apply to the affected employees. Should any provision of this Agreement be deemed to relate to a topic determined by an appropriate authority to be a mandatory subject of collective bargaining, NSI or Spinco may be obligated to bargain with the union representing affected employees concerning those subjects.

7.11     CONSENT OF THIRD PARTIES

         If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, NSI and Spinco shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, NSI and Spinco shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used in this Agreement shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.

7.12     FOREIGN PLANS

         The treatment of Foreign Plans by NSI and Spinco shall be as set forth in Appendix D.

7.13     EFFECT IF DISTRIBUTION DOES NOT OCCUR

         If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur before or effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by Spinco and NSI.

7.14     RELATIONSHIP OF PARTIES

         Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

7.15     AFFILIATES

         Each of NSI and Spinco shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by members of the NSI Group or members of the Spinco Group, respectively, where relevant.

7.16     DISPUTE RESOLUTION

         Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled pursuant to the dispute resolution provisions described in the Distribution Agreement.

7.17     INDEMNIFICATION

         Effective on the Distribution Date, Spinco and each member of the Spinco Group agrees to jointly and severally indemnify and hold harmless NSI and each member of the NSI Group and each of their respective officers, directors, employees and agents and the NSI Plans and any related trusts, including the NSI Pension Trust and the trustees thereof, from and against any and all losses, Liabilities, claims, suits, damages, costs and expenses (including without limitation, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any pending or seriously threatened litigation or claim) (collectively, "Indemnifiable Expenses") arising out of or related in any manner to Transferred Individuals, except for Indemnifiable Expenses arising solely out of a claim which is made by any Person (other than a Person who is a member of the Spinco or NSI Group) and which is related solely to NSI's exercise of its fiduciary responsibility for the investment of the assets of the NSI Plans prior to the Distribution Date (or prior to the Pension Plan Spinoff Date for purposes of the NSI Pension Plans and prior to the Savings Plan Transfer Date for purposes of the NSI Savings Plans). In addition, effective on the Distribution Date, NSI agrees to indemnify and hold harmless each member of the Spinco Group and each of their respective officers, directors, employees and agents and the Spinco Plans and any related trusts, including the Spinco Pension Trust and the trustees thereof, from and against any and all Indemnifiable Expenses arising solely out of a claim which is made by any Person (other than a Person who is a member of the Spinco or NSI Groups) and which is related solely to NSI's exercise of its fiduciary responsibility for the investment of the assets of the NSI Plans prior to the Distribution Date (or prior to the Pension Plan Spinoff Date for purposes of the NSI Pension Plans and prior to the Savings Plan Transfer Date for purposes of the NSI Savings Plans).

         If any action is brought or any claim is made against a party or person in respect of which indemnity may be sought pursuant to this Section 7.17 (the "Indemnitee"), the Indemnitee shall, within twenty (20) days after the receipt of information indicating that an action or claim is likely, notify in writing the party from whom indemnification is sought (the "Indemnitor") of the institution of the action or the making of the claim, and the Indemnitor shall have the right, and at the request of the Indemnitee, shall have the obligation, to assume the defense of the action or claim, including the employment of counsel. If the Indemnitor assumes the defense of the action or claim, the Indemnitor shall be entitled to settle the action or claim on behalf of the Indemnitee without the prior written consent of the Indemnitee, unless such settlement would, in addition to the payment of money, materially affect the ongoing business or employment of the Indemnitee.

         The Indemnitee shall have the right to interpret the provisions of its own Plans and to employ its own counsel, but the fees and expenses of that counsel shall be the responsibility of the Indemnitee unless: (i) the employment of that counsel shall have been authorized in writing by the Indemnitor in connection with the defense of the action or claim; (ii) the Indemnitor shall not have employed counsel to have charge of the defense of such action or claim; or (iii) such Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Indemnitor (in which case the Indemnitor shall not have the right to direct any different defense of the action or claim on behalf of the Indemnitee). The Indemnitee shall, in any event, be kept fully informed of the defense of any such action or claim. Except as expressly provided above, in the event that the Indemnitor shall not previously have assumed the defense of an action or claim, at such time as the Indemnitor does assume the defense of the action or claim, the Indemnitor shall not thereafter be liable to any Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in investigating, preparing or defending against such action or claim.

         Anything in this Section 7.17 to the contrary notwithstanding, the Indemnitor shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that if after due notice the Indemnitor refuses to defend a claim or action, the Indemnitee shall have the right to defend and/or settle such action, and the Indemnitee shall not be precluded from making a claim against the Indemnitor for reasonable expenses and liabilities resulting from such defense and/or settlement in accordance with this Section 7.17.

         Notwithstanding the foregoing provisions of this Section 7.17, there may be particular actions or claims which reasonably could result in both parties being liable to the other under the indemnification provisions of this Agreement. In such events, the Parties shall endeavor, acting reasonably and in good faith, to agree upon a manner of conducting the defense and settlement of the action or claim with a view to minimizing the legal expenses and associated costs that might otherwise be incurred by the parties, such as, by way of illustration only, agreeing to use the same legal counsel.

         The indemnification provisions of this Section 7.17 shall not inure to the benefit of any third party. By way of illustration only, an insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto, or, solely by virtue of the indemnification provisions, hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of these indemnification provisions.

7.18     W-2 MATTERS

         Pursuant to the alternative procedure set forth in Internal Revenue Service Rev. Proc. 96-60, Spinco will assume NSI's obligations to furnish Forms W-2 to all Transferred Individuals for the year in which the Distribution Date occurs. NSI will provide to Spinco the information not available to Spinco relating to periods ending on the Distribution Date necessary for Spinco to prepare and distribute Forms W-2 to Transferred Individuals for the year in which the Distribution Date occurs, which will include all remuneration earned by Transferred Individuals before the Distribution Date and Forms W-4 provided to NSI by Transferred Individuals to the extent that Spinco is not already in possession of such information. Spinco shall prepare and distribute such forms. To the extent permitted by applicable law, in particular Code Sections 3121(a)(1) and 3306(b)(1), Spinco shall be deemed a successor employer to NSI with respect to Transferred Individuals for purposes of calculating the annual wage limitation to which state and federal payroll taxes apply.

7.19     CONFIDENTIALITY

         Except as required by applicable law, for the purpose of satisfying any obligation under this Agreement or with the consent of the other party, neither NSI nor Spinco shall disclose to any Person (other than members of the NSI Group or the Spinco Group) any information (including, but not limited to, information regarding fees, expenses, assets, Liabilities and Plan terms) relating to the NSI Plans, Spinco Plans or Transferred Individuals. Each of NSI and Spinco shall be permitted to disclose such information within the NSI Group and Spinco Group only to the extent reasonably necessary in the ordinary course of business.

7.20     NOTICES

         Any notice, demand, claim, or other communication under this Agreement shall be in writing and shall be given in accordance with the provisions for giving notice under the Distribution Agreement.

7.21     INTERPRETATION

         Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all Appendices hereto) and not to any particular provision of this Agreement. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive.

7.22     SEVERABILITY

         The provisions of this Agreement are severable and should any provision hereof be void, voidable or unenforceable under any applicable law, such provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the parties as though such void, voidable or unenforceable provision were not a part hereof.

7.23     GOVERNING LAW/EXECUTION

         This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware without regard to the conflicts of law rules of such state, may not be assigned by either party without the prior written consent of the other, and shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assignees. This Agreement may not be amended or supplemented except by an agreement in writing signed by NSI and Spinco. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Employee Benefits Agreement to be duly executed as of the day and year first above written.



NATIONAL SERVICE INDUSTRIES, INC.



By:      /s/ Brock A. Hattox
         --------------------------------------------
         Brock A. Hattox
         Executive Vice President and
           Chief Financial Officer



ACUITY BRANDS, INC.



By:      /s/ James S. Balloun
         --------------------------------------------
         James S. Balloun
         Chairman, President and
           Chief Executive Officer

                    APPENDIX A - QUALIFIED RETIREMENT PLANS


SPINCO PENSION PLANS (all are Stand-Alone Plans)

National Service Industries Pension Plan C

Pension Plan for Hourly Employees of the Emergency Lighting Division of Lithonia
  Lighting Company

Major Reflector Products Co. Employees' Pension Plan

Pension Plan of Lithonia Lighting Company -- Members of Bargaining Unit
  Represented by International Brotherhood of Electrical Workers Local Union
  #613

Pension Plan of Lithonia Lighting Company -- Members of Bargaining Unit
  Represented by Truck Drivers and Helpers Local Union #728 International Brotherhood of Teamsters, Chauffeurs, Warehousemen, and Helpers of America

Pension Plan of Lithonia Lighting Company -- Members of Bargaining Unit
  Represented by International Brotherhood of Electrical Workers Local Union
  #1132

Pension Plan of Lithonia Lighting Company - for Members of Bargaining Unit
  Represented by International Brotherhood of Electrical Workers Local Union #1048 (Amended and Restated Effective February 2, 1989)

Lithonia Lighting Division Hourly Employees' Retirement Plan



SPINCO SAVINGS PLANS (all are Stand-Alone Plans)

Lithonia Lighting Profit Sharing Retirement Plan for Salaried Employees

Zep Manufacturing Company Profit Sharing/401(k) Retirement Plan

Selig Chemical Industries Retirement Plan

National Service Industries Retirement and 401(k) Plan

Lithonia Lighting 401(k) Plan for Hourly Employees

Enforcer Products 401(k) Plan

Holophane Division of Lithonia Lighting Group Retirement and 401(k) Plan for
  Hourly Employees

Holophane Division of Lithonia Lighting Group Retirement and 401(k) Plan for
  Hourly Employees Covered by a Collective Bargaining Agreement

Hydrel/Lithonia Operations 401(k) Retirement Plan

                      APPENDIX B SPINCO EXECUTIVE PROGRAMS



STAND-ALONE PLANS/AGREEMENTS TO BE ASSUMED BY SPINCO (WITH APPROPRIATE NAME CHANGES)

National Service Industries, Inc. Executive Savings Plan

Supplemental retirement plans previously maintained by Holophane Corporation

National Service Industries, Inc. Executive Benefits Trust

National Service Industries, Inc. Benefits Protection Trust

Individual Agreements

         Including employment, severance protection, and consulting agreements.


NSI PLANS FOR WHICH SPINCO MIRROR PLANS WILL BE ESTABLISHED

Supplemental Retirement Plan for Executives of National Service Industries, Inc.

National Service Industries, Inc. Long-Term Achievement Incentive Plan

National Service Industries, Inc. Supplemental Deferred Savings Plan

National Service Industries, Inc. Executives' Deferred Compensation Plan

National Service Industries, Inc. Senior Management Benefit Plan

National Service Industries, Inc. Management Compensation and Incentive Plan

National Service Industries, Inc. Non-Employee Directors' Deferred Stock Unit
  Plan

National Service Industries, Inc. Non-Employee Director Stock Option Plan

National Service Industries, Inc. Employee Stock Purchase Plan

Supplemental Pension Plan of National Service Industries, Inc.


NSI EXECUTIVE PROGRAMS THAT WILL REMAIN AT NSI AND NOT BE MIRRORED AT SPINCO


Supplemental Retirement Plan for Eligible Employees of AECO Products Division of
  National Service Industries, Inc.

Deferred Compensation Plan for National Linen Service Officers

                   APPENDIX C SPINCO HEALTH AND WELFARE PLANS


Health Plans (ERISA):
         Spinco Major Medical Plan (which includes medical, dental, prescription drug, various HMOs, vision, wellness programs, and employee assistance benefits).

Group Insurance Plans (ERISA):
         Spinco Group Basic Life and Supplemental Life Insurance Plan Spinco Accidental Death and Dismemberment Insurance Plan
         Spinco Group 24-Hour Business Travel Accident Plan
         Spinco Personal Accident Plan

Disability Plans (ERISA):
         Spinco Short-Term Disability Programs
         Spinco Long Term Disability Plan

Cafeteria Plan (ERISA):
         Spinco Before Tax Premium Plan
         Spinco Health Care Flexible Spending Account Plan
         Spinco Dependent Care Flexible Spending Account Plan (non-ERISA)

Miscellaneous Plans (non-ERISA):
         Spinco Educational Assistance Program
         Spinco Vacation Program
         Spinco Executive Financial Planning Program


* Spinco shall have the right to rename, combine or disaggregate any of the above Plans for any purpose, including the satisfaction of any disclosure or reporting requirements under ERISA.

                            APPENDIX D FOREIGN PLANS

         This Appendix D describes the principles under which Foreign Plans shall be treated. For purposes of this Appendix, outside the U.S. means outside the 50 United States, its territories and possessions, and the District of Columbia, and employed outside the U.S. means compensated under a payroll which is administered outside the United States.

D.1      PLANS COVERING ONLY EMPLOYEES OF NSI OR SPINCO

         Effective as of the Close of the Distribution Date or such later date as may be required by applicable law, union, or works council agreement, any Foreign Plan that covers only individuals employed outside the U.S. by the NSI Group shall be the sole responsibility of the NSI Group and no member of the Spinco Group shall have any Liability with respect to such a Plan; and any Foreign Plan that covers only individuals employed outside the U.S. by the Spinco Group shall be the sole responsibility of the Spinco Group and no member of the NSI Group shall have any Liability with respect to such a Plan.

D.2      PLANS COVERING EMPLOYEES OF BOTH NSI AND SPINCO

         (A)      TERMINATION OF PARTICIPATION

         To the extent legally permitted and except as otherwise provided herein, effective as of the Close of the Distribution Date, or as soon as practicable thereafter, Spinco and each other applicable member of the Spinco Group shall cease to be a Participating Company in each Foreign Plan maintained by NSI or the NSI Group and each other applicable member of the NSI Group shall cease to be a Participating Company in each Foreign Plan maintained by the Spinco Group. NSI and Spinco recognize that because of the requirements of local law or administrative considerations, a transition period extending beyond the Close of the Distribution Date may be required during which NSI or Spinco may continue to participate in each other's Foreign Plans. During such transition period, NSI and Spinco agree to cooperate in handling any and all matters with respect to the Foreign Plans.

         (B)      MIRROR PLANS

                  (1) Effective Immediately after the Distribution Date, Spinco shall adopt, or cause to be adopted, Foreign Plans for the benefit of employees of the Spinco Group employed outside the United States who are eligible to participate in NSI Foreign Plans and shall cause such Spinco Foreign Plans to be substantially identical in all Material Features to the corresponding NSI Foreign Plans as in effect on the Distribution Date. Notwithstanding the preceding sentence - (i) Spinco may satisfy this requirement by extending coverage to such individuals under a Foreign Plan of the Spinco Group which was in effect before the Distribution Date and which is, with respect to all Material Features, at least equal to the corresponding NSI Foreign Plan, and (ii) Spinco is not required to adopt a defined benefit pension plan for the benefit of its Canadian employees (but instead shall make an equitable adjustment to the defined contribution plan covering these employees).

                  (2) Effective Immediately after the Distribution Date, NSI shall adopt, or cause to be adopted, Plans for the benefit of any employees of the NSI Group employed outside the United States who are eligible to participate in Spinco Plans and shall cause such Plans to be substantially identical in all Material Features to the corresponding Spinco Foreign Plans as in effect on the Distribution Date; provided, however, that NSI may satisfy this requirement by extending or continuing coverage to such individuals under an NSI Foreign Plan of the NSI Group which was in effect before the Distribution Date.

                  (3) The continuation by NSI or Spinco of separate employment terms and conditions for employees previously covered by the other entity's Plans shall not continue beyond the time legally required.

         (C)      TRANSFER OF ASSETS

         As of the Close of the Distribution Date, NSI and Spinco will use their reasonable best efforts to ensure that, to the extent legally permitted: (i) Liabilities of the Foreign Plans of NSI relating to Transferred Individuals shall be assumed by the appropriate Foreign Plans of Spinco; and (ii) an appropriate portion of any assets of the Foreign Plans of NSI shall be transferred to the appropriate Foreign Plans of Spinco, and vice versa.

D.3      SEVERANCE ISSUES

         If under applicable law, any Transferred Individual employed outside the U.S. is deemed to have incurred a termination of employment as a result of the Distribution or any other transaction contemplated by the Distribution Agreement or this Agreement, which entitles such individual to receive any payment or benefit under any Foreign Plan, governmental plan or arrangement or pursuant to any law or regulation, including severance benefits, notwithstanding such individual's continued employment by the Spinco Group, then Spinco shall be liable for any such payment or benefit and, notwithstanding any other provision hereof, to the extent legally permitted, appropriate adjustments shall be made to the treatment of such individual during such continued employment, including not giving such individual credit for prior service and/or treating such individual as having been newly hired immediately after such deemed termination, for purposes of all applicable Foreign Plans. Liability with respect to such payments shall be the responsibility of Spinco.

D.4      LEGALLY PERMITTED

         For purposes of this Appendix D, "legally permitted" means permitted under the laws of the country, the labor union, works council, or collective agreement without adverse consequences to NSI, Spinco or Transferred Individuals, as determined by NSI, in its sole discretion, including mandated waiting periods before which working conditions (including benefits) cannot be changed, and upon receiving required agreement from individual employees and/or Plan trustees, foundation boards and members, and any other organizations having a recognized right to determine or affect benefits and/or funding of the Plan.

                                   APPENDIX E


Severance Protection Agreements

Mark Bachmann
Jim Balloun
Bob Burchfield
Sam Daniels
Charles Darnell
Kevin Davidson
John Ehrie
Helen Haines
Jim Heagle
Ken Honeycutt
Jeff Kernan
Richard Manning
Dave McCormish
Bob Mello
Larry Miller
John Morgan
Ken Morgan
Ken Murphy
Tom Naramore
Vern Nagel
Joe Parham
Wes Wittich
Allan Zeitlin


Employment Letters

Jim Balloun
Jim Heagle
Vern Nagel
Joe Parham